                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. 1)

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                INTEK DIVERSIFIED CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                         INTEK DIVERSIFIED CORPORATION

                                ----------------

                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS
                                      AND
                                PROXY STATEMENT

                             ---------------------


                                                       DATE:      Wednesday, February 18,
                                                                  1998
                                                       TIME:      10:00 A.M.
                                                       PLACE:     The University Club
                                                                  1 West 54th Street
                                                                  New York, New York 10019

                               [INTEK LETTERHEAD]


                                                                January 27, 1998


Dear Stockholder:

    It is my pleasure to invite you to Intek Diversified Corporation's 1998 Annual Meeting of Stockholders.


    We will hold the meeting on Wednesday, February 18, 1998, at 10:00 a.m. at The University Club, 1 West 54th Street in New York City. In addition to the formal items of business, I will review the major developments of 1997, answer your questions and discuss the future prospects for Intek.


    This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business that we will conduct at the meeting and provides information about Intek.

    Your vote is important. Whether you plan to attend the meeting or not, please complete, date, sign and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so.

    We look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ ROBERT J. SHIVER

                                          --------------------------------------

                                          Robert J. Shiver

                                          CHAIRMAN OF THE BOARD AND CHIEF
                                          EXECUTIVE OFFICER

                                     INTEK
                               ------------------

                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------


Date:      Wednesday, February 18,
           1998

Time:      10:00 a.m.

Place:     The University Club
           1 West 54th Street
           New York, New York 10019


Dear Stockholders:

    At our Annual Meeting, we will ask you to:

    - Elect six directors to serve for a term of one year;

    - Amend our Certificate of Incorporation as follows:

        -- change our name from "INTEK DIVERSIFIED CORPORATION" to "INTEK GLOBAL CORPORATION";


        -- authorize 1,000,000 shares of preferred stock to be issued by the Board of Directors from time to time as and upon such terms the Board may decide;


        --  effect a 1 for 2 reverse stock split;

        -- change the voting requirement for stockholders' actions taken without a meeting.

    - Approve our 1997 Performance and Equity Incentive Plan;

    - Amend our 1988 Key Employee Incentive Stock Option Plan;

    - Ratify the selection of Arthur Andersen LLP, as independent auditors for 1998; and

    - Transact any other business that may properly be presented at the Annual Meeting.

    If you were a stockholder of record at the close of business on January 15, 1998, you may vote at the Annual Meeting.

                                          By order of the Board of Directors,


                                          /s/ STEVEN L. WASSERMAN


                                          --------------------------------------


                                          Steven L. Wasserman



January 27, 1998

                               TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                             ---------
Information About The Annual Meeting And Voting............................................................          1
  Why Did You Send Me this Proxy Statement?................................................................          1
  How Many Votes Do I Have?................................................................................          1
  How Do I Vote by Proxy?..................................................................................          1
  May I Revoke My Proxy?...................................................................................          1
  How Do I Vote in Person?.................................................................................          2
  What Vote Is Required to Approve Each Proposal?..........................................................          2
  Is Voting Confidential?..................................................................................          3
  What Are the Costs of Soliciting these Proxies?..........................................................          3
  How Do I Obtain an Annual Report on Form 10-K?...........................................................          3
Information About Intek Common Stock Ownership.............................................................          4
  Which Stockholders Own At Least 5% of Intek?.............................................................          4
  How Much Stock is Owned By Directors and Executive Officers?.............................................          5
  Compensation Committee Interlocks and Insider Participation..............................................          5
  Did Directors, Executive Officers and Greater-Than-10% Stockholders Comply with Section 16(a) Beneficial
    Ownership Reporting in 1997?...........................................................................          6
Information About Directors and Executive Officers.........................................................          6
  The Board of Directors...................................................................................          6
  The Committees of the Board..............................................................................          6
  How Do We Compensate Directors?..........................................................................          7
  Certain Relationships and Related Transactions...........................................................          7
  The Executive Officers...................................................................................          8
  How We Compensate Executive Officers.....................................................................         10
    Summary Compensation Table.............................................................................         10
    Option Grants in Last Fiscal Year......................................................................         11
    1997 Fiscal Year-End Option Values.....................................................................         11
Employment Agreement with Chief Executive Officer..........................................................         11
Employment Agreements with Certain Executive Officers......................................................         13
Report on Executive Compensation for 1997 by the Board.....................................................         13
Performance Graph..........................................................................................         15
DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD...........................................................         15
  Proposal 1: Elect Six Directors..........................................................................         15
  Proposals 2A, 2B, 2C and 2D: Approve Amendments to the Charter...........................................         17
    Proposal 2A: Approve Amendment to the Charter to Change our Name to Intek Global Corporation...........         17
    Proposal 2B: Approve Amendment to the Charter to Authorize 1,000,000 Shares of "Blank Check" Preferred
     Stock.................................................................................................         18
    Proposal 2C: Approve Amendment to the Charter to Effect a Reverse Stock Split..........................         19
    Proposal 2D: Approve the Amendment to the Charter to Amend the Voting Requirement for Actions Taken by
     Stockholders Without a Meeting........................................................................         21
  Proposal 3: Approve 1997 Performance and Equity Incentive Plan...........................................         21
  Proposal 4: Approve Amendment to 1988 Key Employee Incentive Stock Option Plan...........................         28
  Proposal 5: Ratify Selection of Independent Auditors for 1998............................................         29
Information About Stockholder Proposals....................................................................         29

APPENDIX A
  AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF INTEK DIVERSIFIED CORPORATION.......................        A-1

                                                                                                               PAGE
                                                                                                             ---------
APPENDIX B
  INTEK 1997 PERFORMANCE AND EQUITY INCENTIVE PLAN.........................................................        B-1

APPENDIX C
  AMENDMENT TO INTEK 1988 KEY EMPLOYEE INCENTIVE STOCK PLAN................................................        C-1

APPENDIX D
  TERMS OF SERIES A PREFERRED STOCK........................................................................        D-1

               PROXY STATEMENT FOR INTEK DIVERSIFIED CORPORATION
                      1998 ANNUAL MEETING OF STOCKHOLDERS
                INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

    We sent you this Proxy Statement and the enclosed proxy card because Intek's Board of Directors is soliciting your proxy to vote at the 1998 Annual Meeting of Stockholders. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.


    We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on January 27, 1998 to all stockholders entitled to vote. Stockholders who owned Intek common stock at the close of business on January 15, 1998 are entitled to vote. On this record date, there were 42,464,746 shares of Intek common stock outstanding. Intek common stock is our only class of voting stock. We are also sending along with this Proxy Statement, the Intek 1997 Annual Report filed on Form 10-K with the Securities and Exchange Commission, which includes our financial statements.


HOW MANY VOTES DO I HAVE?

    Each share of Intek common stock that you own entitles you to one vote. The proxy card indicates the number of shares of Intek common stock that you own.

HOW DO I VOTE BY PROXY?

    Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote.

    If you properly fill in your proxy card and send it to us in time to vote your "proxy" (ONE OF THE INDIVIDUALS NAMED ON YOUR PROXY CARD) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

    - "FOR" the election of all six nominees for director,

    - "FOR" all amendments to the Certificate of Incorporation,

    - "FOR" the 1997 Performance and Equity Incentive Plan,

    - "FOR" the amendment to the 1988 Key Employee Incentive Stock Option Plan, and

    - "FOR" ratification of the selection of independent auditors for 1998.

    If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time this Proxy Statement went to press, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

MAY I REVOKE MY PROXY?

    If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

    - You may send in another proxy with a later date.

    - You may notify Intek's Secretary in writing before the Annual Meeting that you have revoked your proxy.

    - You may vote in person at the Annual Meeting.

HOW DO I VOTE IN PERSON?

    If you plan to attend the Annual Meeting and vote in person, we will give you a ballot form when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on January 15, 1998, the record date for voting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?


PROPOSAL 1: ELECT SIX DIRECTORS     The six nominees for director who receive the most votes
                                    will be elected. So, if you do not vote for a particular
                                    nominee, or you indicate "withhold authority to vote"
                                    for a particular nominee on your proxy card, your vote
                                    will not count either "for" or "against" the nominee.
PROPOSALS 2A--2D: APPROVE           The affirmative vote of a majority of the outstanding
AMENDMENTS TO THE CERTIFICATE OF    shares of common stock is required to approve each of
INCORPORATION                       these amendments to our Certificate of Incorporation.
                                    So, if you do not vote, or "abstain" from voting, it has
                                    the same effect as if you voted "against" an amendment.
PROPOSAL 3: APPROVE 1997            The affirmative vote of a majority of the votes cast at
PERFORMANCE AND EQUITY INCENTIVE    the Annual Meeting on this proposal is required to
PLAN                                approve the plan. So, if you "abstain" from voting, it
                                    has the same effect as if you voted "against" a
                                    proposal.
PROPOSAL 4: APPROVE AMENDMENT TO    The affirmative vote of a majority of the votes cast at
1988 KEY EMPLOYEE STOCK OPTION      the Annual Meeting on this proposal is required to
PLAN                                approve the amendment to the plan. So, if you "abstain"
                                    from voting, it has the same effect as if you voted
                                    "against" a proposal.
PROPOSAL 5: RATIFY SELECTION OF     The affirmative vote of a majority of the votes cast at
AUDITORS                            the Annual Meeting on this proposal is required to
                                    ratify the selection of independent auditors. So, if you
                                    "abstain" from voting, it has the same effect as if you
                                    voted "against" this proposal.
THE EFFECT OF BROKER NON-VOTES      If your broker holds your shares in its name, the broker
                                    will be entitled to vote your shares on Proposals 1, 3,
                                    4 and 5 even if it does not receive instructions from
                                    you. Your broker is not entitled to vote on Proposals
                                    2A, 2B, 2C or 2D unless it receives instructions from
                                    you.
                                    If your broker does not vote your shares on Proposal 1,
                                    such "broker non-votes" will have no effect on the
                                    outcome since only a plurality of votes actually cast is
                                    required to elect a director.
                                    If your broker does not vote your shares on Proposals 3,
                                    4 and 5, such "broker non-votes" do not count as "shares
                                    present." This means that a broker non-vote would reduce
                                    the number of affirmative votes that are necessary to
                                    approve each of these proposals.
                                    For Proposals 2A, 2B, 2C and 2D, a broker non-vote has
                                    the same effect as a vote "against" each of these
                                    proposals.
VOTE OF SECURICOR PLC               Securicor plc has advised Intek that it intends to vote
                                    all shares of Intek common stock owned by it (25,937,042
                                    shares) in favor of Proposals 1, 2A, 2B, 2C, 2D, 3, 4
                                    and 5. Securicor plc's vote in favor of such proposals
                                    will approve each of the proposals recommended by the
                                    board to the stockholders.

IS VOTING CONFIDENTIAL?

    We keep all the proxies, ballots and voting tabulations private as a matter of practice. We only let our Inspectors of Election (representatives of American Stock Transfer & Trust Company) and certain employees of our independent tabulating agent (American Stock Transfer & Trust Company) examine these documents. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

WHAT ARE THE COSTS OF SOLICITING THESE PROXIES?

    Intek will pay all the costs of soliciting these proxies. In addition to mailing proxy soliciting material, our directors and employees also may solicit proxies in person, by telephone or by other electronic means of communications. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

HOW DO I OBTAIN AN ANNUAL REPORT ON FORM 10-K?


    IF YOU WOULD LIKE A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 1997, THAT WE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WE WILL SEND YOU ONE WITHOUT CHARGE. PLEASE WRITE TO:


           INTEK DIVERSIFIED CORPORATION
           214 CARNEGIE CENTER
           SUITE 304
           PRINCETON, NEW JERSEY 08540-6237
           ATTENTION: LOUIS J. MONARI, VICE PRESIDENT ADMINISTRATION

                 INFORMATION ABOUT INTEK COMMON STOCK OWNERSHIP

WHICH STOCKHOLDERS OWN AT LEAST 5% OF INTEK?


    The following table shows, as of January 15, 1998, all persons we know to be "beneficial owners" of more than five percent of Intek common stock (1). This information is based on Schedules 13D and 13G reports filed with the Securities and Exchange Commission (SEC) by each of the firms listed in the table below. If you wish, you may obtain these reports from the SEC.



                                                                        NUMBER OF
                                                                      SHARES OWNED    PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                 BENEFICIALLY(1)     CLASS
-------------------------------------------------------------------  ---------------  -----------
Simmonds Capital Limited ..........................................     4,295,883           10.1%
  5255 Yonge Street, #1050
  Willowdale, Ontario, Canada

Securicor plc .....................................................    25,937,042(2)        61.1%
  Sutton Park House
  15 Carshalton Road
  Sutton, Surrey, SM 1 4LD


------------------------

(1) "Beneficial ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. So, for example, you "beneficially" own Intek common stock not only if you hold it directly, but also if you indirectly (THROUGH A RELATIONSHIP, A POSITION AS A DIRECTOR OR TRUSTEE, OR A CONTRACT OR UNDERSTANDING), have (or share) the power to vote the stock, to sell it or you have the right to acquire it within 60 days.


(2) 25,000,000 shares are owned by Securicor Communications Limited, a corporation organized under the laws of England and Wales and 937,042 shares are owned by Securicor International Limited, a corporation organized under the laws of England and Wales. Both Securicor Communications and Securicor International are wholly owned direct subsidiaries of Security Services plc which is itself a wholly owned indirect subsidiary of Securicor plc, a corporation listed on the London Stock Exchange. On December 3, 1996, Intek acquired all the issued and outstanding common stock of Securicor Radiocoms Limited, a wholly-owned subsidiary of Securicor Communications, in exchange for 25,000,000 shares of Intek common stock. A change in control of Intek occurred as a result of that transaction.

HOW MUCH STOCK IS OWNED BY DIRECTORS AND EXECUTIVE OFFICERS?


    The following table shows, as of January 15, 1998, the Intek common stock owned beneficially by Intek directors and executive officers. No director or executive officer owns beneficially 1% or more of the shares of Intek common stock. All directors and executive officers as a group own beneficially 1.3% of the shares of Intek common stock.



                                                                  AMOUNT AND NATURE
                                                                    OF BENEFICIAL     PERCENT OF
NAME OF BENEFICIAL OWNER                                              OWNERSHIP          CLASS
----------------------------------------------------------------  ------------------  -----------
Robert J. Shiver................................................       324,000(1)          *
Donald Goeltz...................................................             0                 0%
Robert Kelly....................................................        20,000(2)          *
D. Gregg Marston................................................        30,000(3)          *
Louis J. Monari.................................................         2,500             *
David Neibert...................................................        80,445(4)          *
John G. Simmonds................................................        40,350(5)          *
Steven L. Wasserman.............................................        64,000(6)          *
Roger Wiggs.....................................................             0                 0%
Michael Wilkinson...............................................             0                 0%
All directors and executive officers as a group (10 persons)....       561,295               1.3%


------------------------

 *  Less than 1%.


(1) 1,000 shares are held by BDC Holdings, Inc. Mr. Shiver is the sole owner of BDC Holdings. Pursuant to the 1994 Directors' Stock Option Plan, Mr. Shiver has an option to acquire 20,000 shares of Intek common stock at an exercise price of $3.125 per share.



(2) Pursuant to the 1994 Directors' Stock Option Plan, Mr. Kelly has an option to acquire 20,000 shares of Intek common stock at an exercise price of $6.125 per share.



(3) Pursuant to the 1994 Stock Option Plan, Mr. Marston has an option to acquire 30,000 shares of Intek common stock at an exercise price of $5.875.



(4) Pursuant to the 1994 Stock Option Plan, Mr. Neibert has an option to acquire 20,000 shares of Intek common stock at an exercise price of $3.75 per share. Mr. Neibert sold 300,000 shares to Ryan Consulting Limited pursuant to a Stock Purchase Agreement dated as of December 30, 1997. While all rights related to ownership have been transferred and conveyed to Ryan Consulting, Mr. Neibert retains a security interest in such stock until payment for the stock (which payment is due over a ten-year period commencing July 1, 1998) has been made by Ryan Consulting. Mr. Neibert disclaims beneficial ownership of such 300,000 shares.


(5) Pursuant to the 1994 Stock Option Plan, Mr. Simmonds has an option to acquire 40,000 shares of Intek common stock at an exercise price of $3.75 per share.


(6) Pursuant to the 1994 Directors' Stock Option Plan, Mr. Wasserman has an option to acquire 40,000 shares of Intek common stock at an exercise price of $3.75 per share.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


    Edmund Hough, the former Chief Executive Officer and a former director of Intek, served on the Compensation Committee during fiscal 1997 until his resignation on August 27, 1997. John G. Simmonds, a director of Intek and the former Chief Executive Officer of Intek from September 23, 1994 until December 3, 1996, has served on the Compensation Committee since January 16, 1997.

DID DIRECTORS, EXECUTIVE OFFICERS AND GREATER-THAN-10% STOCKHOLDERS COMPLY WITH
  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING IN 1997?


    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and greater-than-10% stockholders to file reports with the SEC and The Nasdaq Stock Market on changes in their beneficial ownership of Intek common stock and to provide Intek with copies of the reports. Based on our review of these reports and of certifications furnished to us, except for Steven L. Wasserman and David Neibert, each of whom filed one late report involving one transaction, we believe that all of these reporting persons complied with their filing requirements for 1997.


               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

THE BOARD OF DIRECTORS


    The Board of Directors oversees the business and affairs of Intek and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through, among other things, discussions with the Chairman, other key executives and our principal external advisers (LEGAL COUNSEL, OUTSIDE AUDITORS, INVESTMENT BANKERS AND OTHER CONSULTANTS), reading reports and other materials that we send them and participating in Board and committee meetings.


    The Board met 13 times during fiscal 1997. The permanent and special committees of the Board met 4 times. With the exception of Mr. Shiver, who missed two out of seven meetings held while he was a director, each incumbent director attended at least 75% of the total number of Board meetings held in fiscal 1997.

THE COMMITTEES OF THE BOARD


    The Board has two permanent committees: the Audit Committee and the Compensation Committee. None of the directors who serve as members of either permanent committee are employees of Intek or our subsidiaries. There is no nominating committee or any committee that recommends qualified candidates to the Board for election as directors. For more information, see below at page 29 under "Information About Stockholder Proposals."



THE AUDIT COMMITTEE                 The Audit Committee recommends the selection of the
                                    independent auditors to the Board, approves the scope of
                                    the annual audit by the independent auditors and reviews
                                    audit findings and accounting policies. The Committee
                                    meets with management and also meets privately, outside
                                    the presence of Intek management, with the independent
                                    auditors.

                                    Messrs. Kelly, Wasserman and Wilkinson currently serve
                                    as members of the Committee. The Committee met 4 times
                                    during 1997. Mr. Wilkinson was appointed to the
                                    Committee on January 20, 1998.

THE COMPENSATION COMMITTEE          The Compensation Committee establishes and approves all
                                    elements of compensation for the executive officers and
                                    certain other senior officers. The Committee's Report on
                                    Executive Compensation for 1997 is printed below at
                                    pages 13 to 14.

                                    The Compensation Committee administers Intek's stock
                                    plans and has sole authority for awards under the 1988
                                    Stock Incentive Plan and the 1994 Stock Option Plan
                                    including timing, pricing and amount. If approved at the
                                    Annual Meeting, the Committee

                                    will administer the 1997 Performance and Equity
                                    Incentive Plan. For more information on this proposed
                                    1997 Performance and Equity Incentive Plan, see Proposal
                                    3 below at pages 21 to 28.

                                    Messrs. Simmonds and Kelly currently serve as members of
                                    the Committee, which originally consisted of Mr.
                                    Simmonds and Mr. Edmund Hough (the former chief
                                    executive officer) prior to his resignation. The
                                    Committee met one time during 1997. Mr. Kelly was
                                    appointed to the Committee on January 20, 1998.


HOW DO WE COMPENSATE DIRECTORS?


ANNUAL FEE                          We compensate directors of Intek with a fee of $4,000
                                    per year plus a one-time grant of an option to acquire
                                    20,000 shares of Intek common stock under our 1994
                                    Directors' Stock Option Plan upon election to the Board
                                    of Directors.

MEETING FEES                        We pay directors a fee of:

                                        - $500 for attendance at each Board meeting;

                                        - $500 for attendance at each audit committee
                                        meeting held at the same time as a stockholder or
                                          Board meeting; and

                                        - $500 for attendance at each special committee
                                          meeting.

                                    The annual maximum fee per director is $10,000.

EXPENSES AND BENEFITS               We reimburse all directors for travel and other related
                                    expenses incurred in attending stockholders, Board and
                                    committee meetings.



CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS



    Pursuant to an oral management agreement between Simmonds Capital Limited and Intek, Intek paid Simmonds Capital $10,000 per month and Simmonds Capital made available to Intek the services of certain employees and consultants of Simmonds Capital who were also officers and directors of Intek, including Mr. Simmonds, who is at present a director of Intek. The agreement was terminated effective January 1997. During fiscal 1997, Intek paid $40,000 to Simmonds Capital pursuant to this agreement.



    Pursuant to an oral consulting agreement with Simmonds Mercantile and Management Inc., a company controlled by Simmonds Capital, Intek paid Simmonds Mercantile $8,000 per month for consulting services. During fiscal 1997, Intek paid $32,000 to Simmonds Mercantile. Effective February 1, 1997, Intek terminated the agreement and ceased such payments.



    On September 19, 1996, Midland USA, Inc., a wholly owned subsidiary of Intek, entered into an agreement with Midland International Corporation, whereby Midland International agreed to permit Midland USA to make use of the services of the supplier liaison office maintained by Midland International in Japan and Midland International's purchasing representative in Korea. During fiscal 1997, Midland USA paid $140,000 to Midland International. This agreement continues on a month-to-month basis.



    On September 19, 1996, Midland USA and Simmonds Capital entered into a Computer Services Agreement pursuant to which Simmonds Capital agreed to provide Midland USA access to the IBM

AS400 computer system, including hardware and software, currently owned by Simmonds Capital for data processing purposes. During fiscal 1997, Midland USA paid $218,000 to Simmonds Capital. This agreement was terminated on October 31, 1997.



    Intek and Simmonds Capital had an arrangement whereby Roamer One, Inc., a wholly owned subsidiary of Intek, purchased equipment and installation services from Simmonds Capital. During the year ended September 30, 1997, Roamer One purchased $8,000 of radio equipment and installation services from Simmonds Capital.



    On December 3, 1996, Intek entered into a Registration Rights Agreement to provide certain holders of Intek common stock, including Simmonds Capital and Securicor Communications, with certain demand and "piggy-back" registration rights with respect to the Intek common stock owned by the holders. Each is a stockholder of Intek and, collectively, such stockholders own approximately 71% of Intek common stock.



    In connection with Intek's acquisition of Securicor Radiocoms Limited, now a subsidiary of Intek, Securicor Communications, a majority stockholder of Intek, made available to Intek in September 1996 a $15 million line of credit to fund Intek's working capital needs. In March 1997, Intek borrowed $6 million for working capital purposes from Securicor Communications. Additionally, during May 1997, Intek borrowed $4.5 million from Securicor Communications to retire certain outstanding debentures of Intek and an additional $2 million in September 1997.



    Intek is currently indebted to Securicor Communications in the amount of $25.4 million pursuant to a term loan with principal payments due beginning July 1, 2001, which term loan replaced the prior loan agreements with Securicor Communications. Pursuant to a Support Services Agreement dated December 3, 1996, Intek obtained from Securicor Communications and its affiliates certain support and administrative services (including the services of the former chief executive officer of Intek, Edmund Hough) during fiscal 1997. During fiscal 1997, $666,000 of support and administrative service costs (of which $130,000 was allocated for payment for Mr. Hough's services) were accrued, but unpaid. Mr. Wiggs is Chief Executive Officer of Securicor plc. Mr. Wilkinson is financial director of Securicor Communications. Both Messrs. Wiggs and Wilkinson are members of Intek's Board of Directors.



    Kohrman Jackson & Krantz, P.L.L., a Cleveland, Ohio law firm, of which Mr. Wasserman is a partner, performs legal services for Intek and its subsidiaries. Mr. Wasserman is a member of Intek's Board of Directors and is Secretary of Intek. Mr. Wasserman receives $2,000 per month as compensation for his services as Secretary of Intek. As of December 31, 1997, for legal services rendered in fiscal 1997, Intek had paid Kohrman Jackson & Krantz, P.L.L. $159,008 in fees.



    Kelly & Povich, P.C., a Washington, D.C. law firm, of which Mr. Kelly is a 50% shareholder, performs legal services for Intek and its subsidiaries. Mr. Kelly is a member of Intek's Board of Directors. As of December 31, 1997, for services rendered in fiscal 1997, Intek had paid Kelly & Povich, P.C. $87,057 in fees.


THE EXECUTIVE OFFICERS


    These are the biographies of Intek's current executive officers, except for Mr. Shiver, the Chief Executive Officer, whose biography is included below at page 16 under Proposal 1, "Elect Six Directors."



Donald Goeltz       SENIOR VICE PRESIDENT--CORPORATE DEVELOPMENT. Mr. Goeltz joined Intek in
Age 51              April of 1997. From 1993 until he joined Intek, Mr. Goeltz was the
                    Senior Vice President of Business Development for RAM Mobile Data where he directed U.S. strategy. He also served as RAM's Senior Vice President of Marketing and Product management. From 1989 to 1993, Mr. Goeltz was a partner in NorthEast Ventures, a venture development firm focusing on startup companies. Mr. Goeltz's prior experience includes executive positions with United Technologies Corporation and AT&T, and consulting with Booz, Allen & Hamilton.

D. Gregg Marston    INTERIM CHIEF FINANCIAL OFFICER AND VICE PRESIDENT--FINANCE. Mr. Marston
Age 47              has been the Interim Chief Financial Officer and Vice President--Finance
                    of Intek since January 1998. At Intek, he was Chief Accounting Officer
                    from February 1997 until January 1998, Interim Chief Financial Officer from December 1996 until February 1997, and Controller from April 1995 until February 1997. From November 1994 until joining Intek, he was an independent consultant operating his own firm, DGM Financial Management.
                    From June 1992 through October 1994, Mr. Marston was Chief Financial
                    Officer of Promenity, Inc., a distributor of sunscreen and personal care products.

Louis J. Monari     VICE PRESIDENT--ADMINISTRATION. Louis J. Monari became Vice President
Age 47              Administration on December 8, 1997. From 1994 until he joined Intek, Mr.
                    Monari was Vice President and General Manager of a subsidiary of Digital
                    Solutions, Inc., a publicly held company providing outsourced human resource services to companies of all sizes. From 1988 to 1994, Mr.
                    Monari was co-founder and President of Holgate Associates, Inc., a management consulting firm, providing consulting services in connection with strategic issues, organizational restructuring, and other related areas. Prior to 1988, Mr. Monari spent 16 years in various management positions with Nabisco, Inc., including 7 years in international operations.

David Neibert       EXECUTIVE VICE PRESIDENT. Mr. Neibert has been an Executive Vice
Age 42              President of Intek since September 1996. Mr. Neibert is a director
                    (since 1992) and was the President (from June 1993 until September 1994)
                    of Roamer One Holdings, Inc., is a director of Intek since September
                    1994 and was the President of Master Marine Incorporated D.B.A. Seamark
                    Marine Electronics (1987-1992). Mr. Neibert also was a director of the
                    American Mobile Telecommunications Association and served as the
                    Chairman of its 220MHz Council until July 1996.

HOW WE COMPENSATE EXECUTIVE OFFICERS


    The tables on pages 10 through 11 show salaries and bonuses paid during the last three years, options granted in fiscal 1997 and 1997 fiscal year-end option values for the Chief Executive Officer and our next three most highly compensated executive officers.


                           SUMMARY COMPENSATION TABLE


                                                                             LONG-TERM COMPENSATION
                                                                                     AWARDS
                                                                             -----------------------
                                                       ANNUAL COMPENSATION               SECURITIES
                                                      ---------------------  RESTRICTED  UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION                  YEAR     SALARY($)   BONUS($)    STOCK($)   OPTIONS(#)   COMPENSATION
-----------------------------------------  ---------  ----------  ---------  ----------  -----------  -------------
Robert J. Shiver.........................       1997  $   25,000(1) $  65,000     --         --        $ 1,000,000(2)
  Chairman, Chief Executive Officer             1996      --         --          --          --            --
                                                1995      --         --          --          --            --

Edmund Hough.............................       1997      --         --          --          --            --
  Chief Executive Officer(3)                    1996      --         --          --          --            --
                                                1995      --         --          --          --            --

David Neibert............................       1997  $  165,000(4)    --        --          --            --
  Executive Vice President                      1996  $  116,360     --          --          --            --
                                                1995  $  122,500     --          --          --            --

D. Gregg Marston.........................       1997  $  104,518  $  17,500      --          --            --
  Interim Chief Financial Officer and           1996  $   96,840  $   7,500      --          30,000        --
    Vice President--Finance                     1995  $   80,796     --          --          --            --

Donald Goeltz............................       1997  $   71,111     --          --          --            --
  Senior Vice President--Corporate              1996      --         --          --          --            --
    Development                                 1995      --         --          --          --            --


------------------------

(1) Does not include $4,500 Mr. Shiver received as compensation as a director of Intek. Mr. Shiver began his employment with Intek on August 27, 1997.

(2) Reflects 300,000 shares of Intek common stock issued to Mr. Shiver pursuant to his employment agreement. If the fair market value of such stock is less than $1,000,000 on December 31, 1998, Intek will pay Mr. Shiver the difference in cash or Intek common stock, at Mr. Shiver's option.


(3) Mr. Hough was Chief Executive Officer of Intek from December 3, 1996, to August 26, 1997. Although Mr. Hough did not receive a salary from Intek, Securicor Communications charged Intek, pursuant to a Support Services Agreement dated December 3, 1996, $666,000 in fees from which $130,000 was allocated to Mr. Hough's services. Does not include $7,500 Mr. Hough received as compensation as a director of Intek.


(4) Does not include $7,500 Mr. Neibert received as compensation as a director of Intek.

                       OPTION GRANTS IN LAST FISCAL YEAR



                                                                          INDIVIDUAL GRANTS
                                                   ----------------------------------------------------------------
                                                    NUMBER OF
                                                   SECURITIES    PERCENT OF
                                                   UNDERLYING   TOTAL OPTIONS   EXERCISE                GRANT DATE
                                                     OPTIONS     GRANTED TO       PRICE     EXPIRATION    PRESENT
NAME                                               GRANTED(#)     EMPLOYEES      ($/SH)        DATE     VALUE($)(1)
-------------------------------------------------  -----------  -------------  -----------  ----------  -----------
Robert J. Shiver.................................      20,000          5.3%     $   3.125    2/20/07     $  35,400
Donald Goeltz....................................     160,000         42.1%     $    3.00    4/21/07     $ 272,000


------------------------


(1) We calculated the values using the Black-Scholes stock option pricing model under which we made the following assumptions: volatility of 85.6%, risk-free rate of return of 5.66%, dividend yield of 0% and an expected life of three years. We did not adjust the model for non-transferability, risk of forfeiture, or vesting restrictions. The actual value (IF ANY) an executive officer receives from a stock option will depend upon the amount by which the market price of the Intek common stock exceeds the exercise price of the option on the date of exercise. There can be no assurance that the amount stated as "grant date present value" will actually be realized.


                              1997 FISCAL YEAR-END
                                OPTION VALUES(1)


                                                                                           NUMBER OF SECURITIES
                                                                                          UNDERLYING UNEXERCISED
                                                                                             OPTIONS HELD AT
                                                                                            SEPTEMBER 30, 1997
                                                                                        --------------------------
NAME                                                                                    EXERCISABLE  UNEXERCISABLE
--------------------------------------------------------------------------------------  -----------  -------------
Robert J. Shiver......................................................................      20,000(2)
David Neibert.........................................................................      20,000
D. Gregg Marston......................................................................      30,000


------------------------

(1) No options listed are currently in-the-money.


(2) These options become exercisable on February 18, 1998.


               EMPLOYMENT AGREEMENT WITH CHIEF EXECUTIVE OFFICER


    Intek's employment agreement with Mr. Shiver provides that he will serve as the Chief Executive Officer and Chairman of the Board of Directors. The agreement has a two-year term beginning August 27, 1997, and ending August 27, 1999, unless earlier terminated by Intek or Mr. Shiver. Such term automatically renews for one year, unless Intek or Mr. Shiver gives notice of its or his desire not to so renew. Mr. Shiver receives a base salary of $300,000 per annum and participates in bonus arrangements under which he is eligible to earn an annual bonus equal to a maximum of 40% of his annual salary based on Intek's achieving certain performance goals to be established by the Board of Directors. Mr. Shiver also received a commencement bonus of $65,000.


    Mr. Shiver is entitled to participate in Intek's applicable long-term incentive compensation plan and was issued 300,000 shares (the "Restricted Stock") of Intek common stock. In the event that on December 31, 1998, at which time any restrictions will be lifted, the Fair Market Value (as defined in Mr. Shiver's employment agreement) of the Restricted Stock is less than $1,000,000, Intek has agreed to pay Mr. Shiver a sum equal to the difference between $1,000,000 and such Fair Market Value. Such payment is due on or before February 28, 1999 and is payable at Mr. Shiver's option in cash or Intek common stock, or a combination of both. Under the terms of Mr. Shiver's employment agreement, Mr. Shiver also is entitled to an option to purchase 800,000 shares of Intek common stock, which option will vest over a five-year period, and which option the Committee plans to grant at an exercise price of Fair Market Value on the date of grant under the 1997 Performance and Equity Incentive Plan after it is approved by Intek's stockholders.

    If Mr. Shiver's employment is terminated other than for cause, or if he resigns for good reason, Mr. Shiver will receive:

    - his base salary earned but not paid to the date of the termination of his employment;

    - all annual incentive compensation awards with respect to any year prior to the year of the termination of Mr. Shiver's employment which have been earned but not paid;

    - an amount equal to Mr. Shiver's base salary with respect to a period equal to 18 months;

    - a pro rata annual incentive compensation award for the year in which Mr. Shiver's employment terminates;

    - the restrictions on transferability with respect to all shares of the Restricted Stock shall be removed immediately;

    - the exercisable portion of the options held by Mr. Shiver as of the date of the termination of his employment shall remain exercisable until the earlier of (i) the end of the 90-day period following the date his employment is terminated and (ii) the date the options would otherwise expire;

    - 100% of the unexercisable portion of the options as of the date his employment is terminated shall become exercisable immediately until the earlier of (i) the end of the 90-day period following the date his employment is terminated and (ii) the date the options would otherwise expire;

    - any other amounts earned, accrued or owing to Mr. Shiver as set forth in his Employment Agreement;

    - continued participation, as if he were still an employee, in Intek's medical, dental, hospitalization and life insurance plans, programs and/or arrangements and in other employee benefit plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until the earlier of:

       - the end of the 18-month period following the date Mr. Shiver's employment is terminated; and

       - the date, or dates, Mr. Shiver receives equivalent coverage and benefits under the plans, programs and/or arrangements of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis); and

       - such other or additional benefits, if any, as are provided under applicable plans, programs and/ or arrangements of the Company.

    Upon a change-in-control, restrictions on transferability on the Restricted Stock are removed and any unexercisable options granted pursuant to Mr. Shiver's employment agreement become exercisable. Mr. Shiver also is subject to restrictions prohibiting him from (i) engaging in competition with Intek or any of our subsidiaries for a period commencing on August 27, 1997 and ending on the later of August 27, 1999 or one (1) year after the end of Mr. Shiver's employment with Intek, and (ii) divulging any confidential or proprietary information he obtained while he was our employee for a period covering the term of employment and thereafter.

                           EMPLOYMENT AGREEMENTS WITH
                           CERTAIN EXECUTIVE OFFICERS

    Roamer One, Inc. entered into an employment agreement with David Neibert, President of Roamer One, Inc. on July 1, 1995. The employment period is three years commencing on July 1, 1995 and terminating June 30, 1998. Salary begins at $150,000 and increases by 7% at each anniversary date during the employment period. Mr. Neibert will receive a one-time bonus in an amount equal to 10% of gross subscriber billings of the Company in the first month that gross subscriber billings exceed $250,000.


    Intek entered into an employment agreement with D. Gregg Marston on July 1, 1995 pursuant to which Mr. Marston agreed to serve as Controller of Intek for a three (3) year period commencing on July 1, 1995 and ending June 30, 1998. On January 20, 1998, Intek expanded Mr. Marston's duties under the agreement to include those of Vice President--Finance and Interim Chief Financial Officer. Under the terms of the agreement, Mr. Marston is entitled to an annualized base salary of $96,000, which increases by 7% at each anniversary date during the employment period, and is entitled to certain performance-based incentive compensation. Mr. Marston was granted an option to purchase 30,000 shares of Intek common stock. If Mr. Marston's employment is terminated other than for cause, Mr. Marston will be entitled to receive (i) the lesser of his base salary as of the date of termination or $50,000, (ii) any bonus he earned but has not yet received as of the date of termination and (iii) medical benefits for a one
(1) year period from the date of termination. Finally, Mr. Marston also is subject to restrictions prohibiting him from (x) engaging in competition with Intek for a period commencing on July 1, 1995 and ending one (1) year after the end of Mr. Marston's employment with Intek and (y) divulging any confidential or proprietary information he obtained while he was our employee for a period covering the term of employment and thereafter.



    As of April 21, 1997, Intek entered into an employment agreement with Donald Goeltz, pursuant to which Mr. Goeltz agreed to serve as Senior Vice President-Corporate Development of Intek until April 21, 1998, with an automatic one-year renewal. Under the terms of the agreement, Mr. Goeltz is entitled to an annualized base salary of $160,000, and is entitled to participate in Intek's applicable annual incentive compensation and long-term incentive compensation plans. Mr. Goeltz is entitled to and has been granted an option to purchase 160,000 shares of Intek common stock, which option will vest over a three-year period. If Mr. Goeltz's employment is terminated other than for cause, or if he resigns for good reason, Mr. Goeltz will receive benefits substantially similar to those of Mr. Shiver under the same circumstances. Finally, Mr. Goeltz also is subject to restrictions prohibiting him from (i) engaging in competition with Intek or any of our subsidiaries for a period commencing on April 21, 1997 and ending one (1) year after the end of Mr. Goeltz's employment with Intek and (ii) divulging any confidential or proprietary information he obtained while he was our employee for a period covering the term of employment and thereafter.


                   REPORT ON EXECUTIVE COMPENSATION FOR 1997
                                  BY THE BOARD

    The Compensation Committee of the Board administers Intek's executive compensation program. The Committee has furnished the following report on executive compensation for 1997:

                       EXECUTIVE COMPENSATION PHILOSOPHY

    The Committee has designed Intek's executive compensation program to support what we believe to be an appropriate relationship between executive pay and the creation of stockholder value. To emphasize equity incentives, we link a significant portion of executive compensation to the market performance of Intek common stock. The objectives of our program are:

    - To support a pay-for-performance policy that differentiates bonus amounts among all executives based on both their individual performance and the performance of Intek;

    - To align the interests of executives with the long-term interests of stockholders through awards whose value over time depends upon the market value of Intek's common stock; and



    - To motivate key executives to achieve strategic business initiatives and to reward them for their achievement.


    We compensate our executives through base salary, bonus paid in cash, and long-term incentive awards (USUALLY GRANTS OF STOCK OPTIONS).


    We also provide our executives with employee benefits, such as retirement and health benefits. (The employment agreement with Intek's Chief Executive Officer, which includes comparable change in control provisions, is discussed elsewhere in the Proxy Statement.)



    In 1997, we paid Mr. Shiver, Intek's Chief Executive Officer, in accordance with his employment agreement, $25,000 in salary and $65,000 as a commencement bonus and we issued to him 300,000 shares of Intek common stock.


                         DEDUCTIBILITY OF COMPENSATION

    As part of the Omnibus Reconciliation Act of 1993, Section 162(m) was added to the Internal Revenue Code. Section 162(m) limits the deduction of compensation paid to the chief executive officer and other named executive officers to the extent the compensation of a particular executive exceeds $1 million, unless such compensation was based upon predetermined quantifiable performance goals or paid pursuant to a written contract that was in effect on February 17, 1993.

    The Committee will continue to review and modify Intek's compensation practices and programs as necessary to ensure Intek's ability to attract and retain key executives while taking into account the deductibility of compensation payments. Under the 1988 Stock Incentive Plan, awards of stock options and performance stock are designed to satisfy the deductibility requirements of Section 162(m). However, awards under the 1997 Performance and Equity Incentive Plan may not be fully deductible since, in designing the Plan, the Committee felt it was important to retain flexibility to reward senior management for extraordinary contributions that cannot properly be recognized under a predetermined quantitive plan.

                                          The Compensation Committee


                                          John G. Simmonds

PERFORMANCE GRAPH

    The graph below compares the five-year total return to stockholders (STOCK PRICE APPRECIATION PLUS REINVESTED DIVIDENDS) for Intek common stock with the comparable return of three indexes: the Nasdaq Stock Market, the Nasdaq Telecommunication Stocks index (which includes wireless communications companies quoted on The Nasdaq Stock Market) and the Nasdaq Non-Financial Stocks Index (which includes manufacturing companies that are quoted on The Nasdaq Stock Market). Points on the graph represent the performance as of the last business day of each of the years indicated.

              COMPARISON OF FIVE-YEAR TOTAL RETURN TO STOCKHOLDER
                       AMONG INTEK, NASDAQ STOCK MARKET,
                      NASDAQ TELECOMMUNICATIONS STOCKS AND
                          NASDAQ NON-FINANCIAL STOCKS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                  INTEK          THE NASDAQ            NASDAQ             NASDAQ

                                                                Diversified   Stock Market (US)   Telecommunications   Non-Financial
                                                                Corporation                                   Stocks          Stocks
1992                                                               $100.000            $100.000             $100.000        $100.000
1993                                                                 58.914             130.981              176.894         130.204
1994                                                                285.714             132.057              163.606         129.475
1995                                                                378.571             182.407              195.227         180.458
1996                                                                271.429             216.450              202.431         210.695
1997                                                                114.286             297.082              273.852         282.914
Fiscal Years Ended September 30, 1992 through September 30,
1997

INTEK, NASDAQ STOCK MARKET, NASDAQ TELECOMMUNICATIONS STOCKS AND NASDAQ
  NON-FINANCIAL STOCKS

    Since September 23, 1994, Intek redirected its business from plastics manufacturing to the business of developing and managing 220 Mhz SMR Systems in the U.S. By May 15, 1995, Intek sold substantially all of its assets relating to the plastics business. The Nasdaq Non-Financial Stock Index (which includes manufacturing companies) is used as a meaningful index against which to measure the Company's performance prior to September 1994 since Intek was a plastics manufacturing company. The Nasdaq Telecommunication Stocks Index is a meaningful index against which to measure Intek's performance since September 1994 when it redirected its business into the communications industry. As of September 30, 1997, a $100 investment made in September, 1994 would have increased to $273.85 if invested in the Nasdaq Telecommunications Stock Index, and $114.29 if invested in the Company.

                DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

PROPOSAL 1:  ELECT SIX DIRECTORS

    The Board has nominated six directors for election at the Annual Meeting which will leave two vacancies. The Board is presently seeking qualified directors with business experience that would prove an asset to the Board. Intek plans to fill the vacancies as soon as practicable pending the ongoing search. Each nominee is currently serving as one of our directors. If you re-elect them, they will hold office until the next annual meeting or until their successors have been elected or until they resign.


    We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his term, or the Board increases the number of directors, the Board may fill the vacancy until the next annual meeting.

                                    NOMINEES


Robert J. Shiver      CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF INTEK. Mr. Shiver is the
Age 43                Chairman of the Board and Chief Executive Officer of Intek since
Director since 1997   August 1997. From 1994 until August 1997, Mr. Shiver served as Chief
                      Executive Officer and a director of Centennial Security Holdings, Inc.
                      and Centennial Security, Inc., a large provider of security systems and services in North America. Mr. Shiver, since 1992, also serves as
                      Chairman and director of BDC Holdings, Inc.

Michael G. Wilkinson  FINANCIAL DIRECTOR OF SECURICOR COMMUNICATIONS LIMITED. Mr. Wilkinson
Age 47                has served as Financial Director of Securicor Communications since
Director since 1997   1992. Mr. Wilkinson is a member of Intek's Audit Committee since
                      January 20, 1998.

Roger Wiggs           CHIEF EXECUTIVE OF SECURICOR PLC. Mr. Wiggs is a solicitor and is the
Age 58                Chief Executive of Securicor plc. Mr. Wiggs was appointed Director for
Director since 1997   Overseas Operations of Securicor Limited in 1974 and subsequently
                      Managing Director of Securicor International Limited. In 1977, Mr.
                      Wiggs was appointed to the Board of Directors of Securicor Group plc and Security Services plc. In 1985, Mr. Wiggs was elected Deputy Group
                      Chief Executive, in 1988, was elected Group Chief Executive and in
                      1996, when Securicor plc was formed, Securicor plc Chief Executive.
                      Mr. Wiggs is also a director of Cellnet Group Limited and a non-executive Director of BSM Group plc and The Crown Agents
                      Foundation.

Steven L. Wasserman   PARTNER, KOHRMAN, JACKSON & KRANTZ, P.L.L. Mr. Wasserman has been the
Age 44                Secretary since September 1994. Mr. Wasserman is a member of Intek's
Director since 1994   Audit Committee. Mr. Wasserman is an attorney and a partner of the law firm of Kohrman Jackson & Krantz, P.L.L., Cleveland, Ohio, since 1994.
                      From 1983 to 1994, Mr. Wasserman was a shareholder and officer of
                      Honohan, Harwood, Chernett & Wasserman Co. LPA, Cleveland, Ohio. Mr.
                      Wasserman also is a director of SecurFone America, Inc., a prepaid cellular and network service provider. He is a member of the State bars of Ohio and Florida. Pursuant to the terms of a voting agreement entered into by Securicor Communications Limited, Roamer One Holdings,
                      Inc., Securicor International Limited and Simmonds Capital Limited,
                      Roamer One Holdings, Inc. is entitled to designate one member of the
                      Board of Directors. Mr. Wasserman is the board designee of Roamer One
                      Holdings, Inc.

Robert Kelly          PRINCIPAL, KELLY & POVICH, P.C. Mr. Kelly has been a principal in the
Age 41                Washington, D.C. law firm of Kelly & Povich, P.C. since its formation
Director since 1996   in October 1994 and currently serves as telecommunications counsel to
                      Intek. Mr. Kelly was a partner in the Washington, D.C. firm of Piper &
                      Marbury from January 1989 to March 1992, was a sole practitioner from
                      March 1992 to February 1993 and was a principal in the firm of Kelly,
                      Hunter, Mow & Povich, P.C. from February 1993 to October 1994.
                      Securicor plc has agreed to indemnify Mr. Kelly for certain liabilities arising out of his duties as a director of Intek. Mr.
                      Kelly is a member of Intek's Compensation Committee since January 20,
                      1998, and is a member of Intek's Audit Committee.

John G. Simmonds      CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF SIMMONDS CAPITAL LIMITED. John
Age 47                G. Simmonds is a member of Intek's Compensation Committee. Since 1990,
Director since 1994   Mr. Simmonds has been the Chairman of the Board of Directors,
                      President and Chief Executive Officer of Simmonds Capital Limited, a
                      diversified electronics company and since 1990, the Chairman of the
                      Board of Directors and Chief Executive Officer of Kustom Electronics
                      Inc., a manufacturer of equipment for wireless data transmission.
                      Since October, 1995, Mr. Simmonds has been a director of the Board of
                      Ventel, Inc., a Canadian corporation listed on the Vancouver Stock
                      Exchange and Montreal Exchange.


    THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL SIX NOMINEES FOR DIRECTOR.

PROPOSALS 2A, 2B, 2C AND 2D:  APPROVE AMENDMENTS TO THE CHARTER

    We are seeking your approval to amend our Amended and Restated Certificate of Incorporation ("Charter") to:

    - change our name (PROPOSAL 2A)

    - authorize "blank check" preferred stock (PROPOSAL 2B)

    - effect a 1 for 2 reverse stock split (PROPOSAL 2C)

    - amend the voting requirement for stockholders' actions taken without a meeting (PROPOSAL 2D)

    The Board adopted certain of these amendments to the Charter on November 20, 1997 and the others on January 9, 1998, subject to your approval at the Annual Meeting.

    We have summarized below the reasons why you should approve each of the proposed amendments. Before you decide how to vote, however, you should read the complete Charter, which we have included as APPENDIX A. We have marked APPENDIX A to show the proposed additions and deletions.

[For edgar filing purposes, a clean copy of the Charter has been filed].

PROPOSAL 2A:  APPROVE AMENDMENT TO THE CHARTER TO CHANGE OUR NAME TO INTEK
  GLOBAL CORPORATION

    We propose to amend Article 1 of the Charter to change our name from "INTEK DIVERSIFIED CORPORATION" to "INTEK GLOBAL CORPORATION." We believe that a change in the name of the Company is desirable to reflect more accurately the nature of our business and our plans for the future.

     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT TO THE CHARTER
                TO CHANGE OUR NAME TO INTEK GLOBAL CORPORATION.

PROPOSAL 2B:  APPROVE AMENDMENT TO THE CHARTER TO AUTHORIZE 1,000,000 SHARES OF
              "BLANK CHECK" PREFERRED STOCK

    We propose to amend Article 4 of the Charter to authorize 1,000,000 shares "blank check" preferred stock, $.001 par value.

    - Our proposed amendment authorizes 1,000,000 shares of "blank check" preferred stock. The amendment gives the Board of Directors authority to designate one or more series of preferred stock. The provisions are often referred to as "blank check" provisions since the Board of Directors has the flexibility, at any time and without stockholder approval, to determine the designations, preferences and limitations of each such series, including, but not limited to, (i) the number of shares, (ii) dividend rights, (iii) voting rights, (iv) conversion privileges, (v) redemption provisions, (vi) sinking fund provisions, (vii) rights upon liquidation, dissolution or winding up of Intek and (viii) other rights, preferences and limitations of such series.

    - Our proposed amendment provides Intek with the flexibility to address potential future financing and acquisition needs by creating a series of preferred stock customized to meet the needs of any particular transaction. While the proposed amendment is not designed to prevent a change in control, under certain circumstances, Intek could use the preferred stock to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of Intek and thereby to protect the continuity of Intek's management. The issuance of additional preferred stock at below market rates would dilute the value of the outstanding securities of the Company.


    - If any series of preferred stock authorized by the Board of Directors provides for dividends, the dividends, when legally declared by the Board of Directors, may be cumulative and may have a preference over the common stock as to the payment of such dividends. If any series of preferred stock so provides, in the event of any dissolution, liquidation or winding up of Intek, whether voluntary or involuntary, the holders of the series of outstanding preferred stock may be entitled to receive, prior to the distribution of any assets or funds to the holders of common stock, a liquidation preference established by the Board of Directors, together with all accumulated and unpaid dividends. Depending upon the consideration paid for preferred stock, the liquidated preference of preferred stock and any accrued and unpaid dividends on preferred stock, the issuance of preferred stock could therefore result in a reduction in the assets available for distribution to the holders of common stock in the event of liquidation of Intek.



    - Upon approval by Intek's stockholders of the "blank check" preferred stock, Intek plans to issue a series of preferred stock ("Series A Preferred Stock"). On December 29, 1997, Intek entered an agreement with Securicor Communications, the majority stockholder of Intek, pursuant to which Intek has agreed to sell and Securicor Communications has agreed to purchase Series A Preferred Stock. Intek anticipates issuing 12,408 shares of such series to Securicor Communications for an aggregate consideration of $12,408,000. We have summarized below certain key provisions of the Series A Preferred Stock. Because it is a summary, it may not contain all the information that is important to you. Accordingly, we have included the full text of the terms and conditions of the Series A Preferred Stock as Appendix D. While Intek does not anticipate any changes to the terms and conditions set forth in Appendix D, the Board of Directors of Intek may make changes it deems necessary.


     -- The number of shares of Series A Preferred Stock is 12,408. The liquidation value is $1,000 per share and par value is $.001 per share.

     -- The holder of the Series A Preferred Stock is entitled to a cumulative annual dividend (accruing on the first business day of October of each year) at the rate of 11.5% of the liquidation value (that is, $115 per share per annum) and is cumulative. Dividend payments will be due upon the conversion or redemption of the Series A Preferred Stock or such earlier date as shall be declared by our Board of Directors.


     -- The holder of the Series A Preferred Stock has the right to convert the Series A Preferred Stock into shares of common stock if the market price exceeds $6.00 for 20 consecutive trading days. Each share of Series A Preferred Stock will be converted into the number of shares of common stock derived by dividing $1,000 by the average market price of a share of common stock for 20 consecutive trading days before the conversion date but in no case less than $6.



     -- Intek may cause the Series A Preferred Stock to be converted if the market price is or exceeds $9.00 for 20 consecutive trading days. Each share of Series A Preferred Stock will be converted into the number of shares of common stock derived by dividing $1,000 by the average market price of a share of common stock for 20 consecutive trading days before the conversion date but in no case less than $6.


     -- Intek may redeem the shares of Series A Preferred Stock at any time in amounts of not less than 1,000 shares for $1,065 per share plus accrued and unpaid dividends. Intek must redeem the Series A Preferred Stock on June 30, 2003, plus accrued and unpaid dividends.

     -- The holder of the Series A Preferred Stock has the right to convert the Series A Preferred Stock into shares of common stock if Intek does not redeem the Series A Preferred Stock on June 30, 2003.

     -- The Series A Preferred Stock is subject to adjustments for stock dividends, stock splits or share combinations of the common stock or any distribution of a material portion of Intek's assets to the holders of common stock.

     -- The Series A Preferred Stock does not have voting power except as provided by Delaware corporate law.


    We believe the issuance to Securicor Communications of 12,408 shares of Series A Preferred Stock for an aggregate consideration of $12,408,000 is critical to Intek in implementing its business plan by providing necessary capital.


     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT TO THE CHARTER
        TO AUTHORIZE 1,000,000 SHARES OF "BLANK CHECK" PREFERRED STOCK.

PROPOSAL 2C:  APPROVE AMENDMENT TO THE CHARTER TO EFFECT A REVERSE STOCK SPLIT


    We propose to amend Article 4 of the Charter to permit the exchange of two shares of the Company's outstanding shares of common stock for one post-split share of common stock. As of January 15, 1998, there are 42,930,328 shares of Intek common stock outstanding (which includes 465,582 treasury shares). The share consolidation would reduce this number by a factor of 2. The number of authorized shares of the Company will not be changed.



    - We believe the reverse stock split is desirable because it will assist the Company in continuing to meet the new requirements (effective February 23, 1998) for continued listing on the Nasdaq SmallCap Market by helping to raise the trading price of the Company's common stock. One of the key requirements for continued listing is that the Company's common stock must maintain a minimum bid price above $1.00 per share. WHILE ON JANUARY 21, 1998, THE CLOSING BID PRICE OF INTEK'S COMMON STOCK WAS $1.6875 PER SHARE AS REPORTED BY THE NASDAQ STOCK MARKET, THE CLOSING BID PRICE OF INTEK'S COMMON STOCK COULD FALL BELOW THE NEW REQUIREMENT IN THE FUTURE.


    - The effect of the reverse stock split upon the market price for Intek's common stock cannot be predicted. While the market price of Intek's common stock immediately prior to the implementation of the reverse stock split should increase immediately following the reverse stock split in direct proportion to the exchange ratio of the share consolidation, the post-split shares may not continue to trade at an increased price level.

    - The reverse stock split affects all stockholders uniformly and will not cause a dilution of the percentage of aggregate equity ownership, voting rights, earnings or net book value of stockholders, except for those stockholders who hold a number of shares of common stock not divisible by 2, and such stockholders will have their pro-rata ownership rounded up to the next whole share. The per share earnings and net book value of Intek's common stock will be increased because there will be fewer shares of common stock outstanding. Intek believes that the increase in per share earnings and net book value should result in a greater market price for the shares of common stock.

    - The reverse stock split will be implemented after stockholder approval, at which time 2 shares of pre-split common stock will be given a value equivalent to 1 share of post-split common stock. The number of shares of post-split shares held by any record holder will be determined from the total number of shares represented by all of the certificates issued in the name of that record holder as are held in each account set forth on the records of Intek's transfer agent, American Stock Transfer & Trust Company on the record date. If the calculation results in a quotient containing a fraction, Intek will round up to the nearest whole share instead of issuing a fractional share.

    - Approval of the reverse stock split will require a change in the "CUSIP" number assigned to Intek's common stock (used to identify, transfer and trade publicly registered securities). Stockholders may not be required to exchange their pre-split certificates for post-split share certificates. Stockholders who desire to do so may request that new certificate(s) be issued to them in the amount(s) that represent their post-split shareholdings, by surrendering their certificates to the Transfer Agent at 40 Wall Street, New York, NY, 10005 (212-936-5100), and paying any applicable transfer fee.

    - Stockholders will not be required to recognize any gain or loss if the reverse stock split is effected. The tax basis of the aggregate shares of post-split common stock received by present stockholders will be equal to the basis of the aggregate shares of the exchanged pre-split common stock.


    - Our proposed amendment effectively increases the number of authorized (but unissued) shares of common stock since the number of outstanding shares of common stock is reduced by a factor of 2. The additional shares, if issued, would have the same rights as the shares of common stock now outstanding. THE BOARD HAS NO PRESENT PLANS, AGREEMENTS, COMMITMENTS OR UNDERSTANDINGS FOR THE ISSUANCE OR USE OF THESE ADDITIONAL SHARES.


    - We believe it is important for the Board of Directors to have the flexibility to act promptly to meet future business needs as they arise. Sufficient shares should be readily available to maintain our financing and capital raising flexibility, for stock splits and stock dividends, acquisitions and mergers, employee benefit plans and other proper business purposes.

     -- By having additional shares readily available for issuance, the Board will be able to act expeditiously without spending the time and incurring the expense of soliciting proxies and holding special meetings of stockholders.


     -- The Board, however, may issue additional shares of common stock without action on your part only if the action is permissible under Delaware law and the rules of The Nasdaq Stock Market on which the Intek common stock is quoted. FOR EXAMPLE, IF THE BOARD WERE TO MAKE A STOCK ACQUISITION WHICH RESULTED IN AN INCREASE OF 20% OR MORE IN THE NUMBER OF SHARES OF QUOTED COMMON STOCK OUTSTANDING, NASDAQ STOCK MARKET RULES WOULD REQUIRE (AFTER FEBRUARY 23, 1997) THAT WE OBTAIN YOUR APPROVAL.


     -- If the Board were to issue additional shares, it could have a dilutive effect on Intek's per share earnings and on your voting power in Intek (UNLESS YOU WERE TO PURCHASE ADDITIONAL SHARES TO KEEP YOUR SAME LEVEL OF OWNERSHIP).

    - Because such an effective increase could be viewed as having an anti-takeover effect, SEC rules require us to disclose all Charter, By-law and other provisions that could be viewed as having an anti-takeover effect. These include:

     -- under Proposal 2B, if approved by the stockholders, the Board would have the authority to issue one or more series of preferred stock up to a maximum of approximately 1 million shares; and

     -- under our By-Laws, only the President, a majority of the Board and stockholders owning a majority of the issued and outstanding common stock may call a special meeting of stockholders.

     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT TO THE CHARTER
                    TO EFFECT A 1 FOR 2 REVERSE STOCK SPLIT.

PROPOSAL 2D:  APPROVE THE AMENDMENT TO THE CHARTER TO AMEND THE VOTING
              REQUIREMENT FOR ACTIONS TAKEN BY STOCKHOLDERS WITHOUT A MEETING


    We propose to amend Article 11 of the Charter so as to provide that any action taken by the stockholders without a meeting requires only the written consent of holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, rather than the written consent of holders of all outstanding shares.


    - The Charter provides that any action taken by stockholders without a meeting may be taken only if all stockholders of Intek entitled to vote on the matter consent to the action, in writing. This provision requires actions needing the vote of Intek's stockholders to be voted on at a meeting because as a public company the Company cannot, on a timely basis, if at all, contact all stockholders.

     -- By amending the Charter, the stockholders will be able to act expeditiously without Intek spending the time and incurring the expense of soliciting proxies and holding special meetings of stockholders. FOR EXAMPLE, AT PRESENT, IF THE BOARD OF DIRECTORS DETERMINES TO AMEND THE CHARTER TO AUTHORIZE ADDITIONAL SHARES OF COMMON STOCK OR PREFERRED STOCK, SUCH ACTION WOULD HAVE TO WAIT UNTIL THE NEXT ANNUAL OR SPECIAL MEETING OF STOCKHOLDERS OF INTEK.


     -- If this provision is approved, Securicor plc, which as of the record date beneficially owned 61.1% of the outstanding shares of Intek's common stock, could approve any stockholder action without the benefit of a stockholders' meeting. Delaware law requires that such actions are not effective until notice is sent to all stockholders.


     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENTS TO THE CHARTER TO AMEND THE VOTING REQUIREMENT FOR ACTIONS TAKEN BY STOCKHOLDERS WITHOUT A
                                    MEETING.

PROPOSAL 3:  APPROVE 1997 PERFORMANCE AND EQUITY INCENTIVE PLAN


    We are asking for your approval of the 1997 Performance and Equity Incentive Plan. The Committee adopted (and the Board ratified) the 1997 Performance and Equity Incentive Plan on November 20, 1997, subject to your approval at the Annual Meeting.



    We have summarized below certain key provisions of the 1997 Performance and Equity Incentive Plan. Because it is a summary, it may not contain all the information that is important to you. Before you decide how to vote, you should review the full text of the 1997 Performance and Equity Incentive Plan, which we have included as Appendix B.

           DESCRIPTION OF 1997 PERFORMANCE AND EQUITY INCENTIVE PLAN


PURPOSES AND ELIGIBILITY              The purposes of the 1997 Performance and Equity
                                      Incentive Plan are to attract, retain and motivate
                                      key employees, nonemployee directors and independent
                                      contractors, to compensate them for their
                                      contributions to our growth and profits and to
                                      encourage them to own Intek common stock. The 1997
                                      Performance and Equity Incentive Plan authorizes the
                                      issuance of awards to certain employees, nonemployee
                                      directors and independent contractors selected by the
                                      compensation committee to receive such awards.

SHARES AVAILABLE                      A total of 4,000,000 million shares of common stock
  --OVERALL LIMIT                     (PLUS THE NUMBER OF SHARES REMAINING UNDER THE 1988
                                      STOCK INCENTIVE PLAN, THE 1994 STOCK OPTION PLAN AND
                                      THE 1994 DIRECTORS' STOCK OPTION PLAN) are authorized
                                      for issuance under the 1997 Performance and Equity
                                      Incentive Plan. As of December 31, 1997, a total of
                                      310,500 shares remains available for future awards
                                      under the 1988 Stock Incentive Plan, the 1994 Stock
                                      Option Plan and the 1994 Directors' Stock Option
                                      Plan. We will adjust the number of shares available
                                      for issuance under the 1997 Performance and Equity
                                      Incentive Plan if there are changes in our
                                      capitalization (such as if the reverse stock split is
                                      effected), a merger, or a similar transaction is
                                      effected. We may issue new shares or treasury shares
                                      or both. Treasury shares are shares that we
                                      previously issued and subsequently repurchased and
                                      are holding in our treasury.

SPECIAL LIMITS                        In addition to the overall share limit, two special
                                      limits apply:

  --INDIVIDUAL EMPLOYEE LIMIT ON      The maximum number of shares underlying an award that
    SHARES                            is measured in stock that can be granted to any
                                      single participant over the life of the 1997
                                      Performance and Equity Incentive Plan is 3,000,000.

  --INDIVIDUAL EMPLOYEE LIMIT OF      The maximum dollar amount that may be paid to any
    CASH COMPENSATION                 single participant with respect to an award measured
                                      in cash over the life of the 1997 Performance Equity
                                      Incentive Plan is $3,000,000.

ADMINISTRATION                        The Compensation Committee of the Board will
                                      administer the 1997 Performance and Equity Incentive
                                      Plan, select participants from among eligible
                                      employees, and determine the form, terms and
                                      conditions of awards. Subject to certain limitations,
                                      the Committee may from time to time delegate some or
                                      all of its authority to other persons.

AWARDS                                The 1997 Performance and Equity Incentive Plan
  --GENERALLY                         authorizes the following awards based upon Intek
                                      common stock: stock options, stock appreciation
                                      rights, stock awards, stock units, performance
                                      shares, performance units and cash awards.

                                      The Committee will determine vesting, exercisability,
                                      payment and other restrictions that apply to an
                                      award. Vesting generally means the individual has the
                                      right to the award or can exercise the stock option
                                      or stock appreciation right. However, under the 1997
                                      Performance and Equity Incentive Plan, certain awards
                                      (vested or unvested) will be forfeited by the
                                      participant in the event of death, disability or
                                      certain terminations of employment. The Committee
                                      does have authority to determine the effect, if any,
                                      that an employee's termination or a change in control
                                      of Intek will have on an award.

                                      The Plan terminates in 10 years. This means that if
                                      you approve the 1997 Performance and Equity Incentive
                                      Plan at the Annual Meeting, no awards may be made
                                      under the Plan after November 20, 2007.

  --STOCK OPTIONS                     Stock options may be either nonqualified or incentive
                                      stock options (WITHIN THE MEANING OF SECTION 422 OF
                                      THE INTERNAL REVENUE CODE).

                                      Generally, the Committee will issue stock options at
                                      an exercise price no less than the fair market value
                                      of Intek common stock on the date of grant. However,
                                      in special situations, the Committee may grant a
                                      nonqualified stock option at less than the fair
                                      market value of Intek common stock on the date of
                                      grant.

                                      The exercise price of a stock option may be paid in
                                      cash or previously owned stock or both. Stock options
                                      may also be exercised through a "cashless exercise"
                                      procedure. This allows employees to sell immediately
                                      some or all of the shares to generate sufficient cash
                                      to pay the exercise price of the stock option and to
                                      satisfy withholding tax obligations.

                                      The Committee will fix the term of a stock option
                                      upon grant. However, under the 1997 Performance and
                                      Equity Incentive Plan, the term may be no longer than
                                      ten years for incentive stock options, and twenty
                                      years for nonqualified stock options.

  --STOCK APPRECIATION RIGHTS         Stock appreciation rights entitle a participant to
                                      receive the excess, if any, of the fair market value
                                      on the date of exercise over the exercise price.
                                      Generally, the Committee will issue stock
                                      appreciation rights at no less than at the fair
                                      market value of Intek common stock on the date of
                                      grant. At the discretion of the Committee, the
                                      Committee may make payments to an employee upon
                                      exercise of a stock appreciation right in cash,
                                      shares of common stock or both.

                                      The Committee may grant stock appreciation rights
                                      alone or together with stock options.

  --STOCK AWARDS                      Stock awards consist of one or more shares of Intek
                                      common stock granted to a participant. Stock awards
                                      may be subject to restrictions on transfer and to
                                      vesting conditions, as the Committee may determine.

  --STOCK UNITS                       Stock units are hypothetical shares of Intek common
                                      stock which are similar to shares of Intek common
                                      stock except Intek will keep track of stock units
                                      under a bookkeeping account set up for each
                                      participant who receives stock units. Shares of Intek
                                      common stock are not allocated or set aside prior to
                                      the date the stock units are paid. Stock units may be
                                      subject to restrictions and other terms and
                                      conditions as the Committee may determine. Stock
                                      units usually will be paid in shares of Intek common
                                      stock but may be paid wholly or partially in cash.

  --PERFORMANCE SHARES                Performance shares are stock awards which the
                                      participant earns upon the satisfaction of certain
                                      performance goals established by the Committee. The
                                      number of performance shares that the participant
                                      receives may vary, such as if several performance
                                      goals are used. Performance shares usually will be
                                      paid in shares of Intek common stock but may be paid
                                      wholly or partially in cash.

  --PERFORMANCE UNITS                 Performance Units are similar to stock units but
                                      which the participant earns upon the satisfaction of
                                      certain performance goals established by the
                                      Committee. The number of units that the participant
                                      receives may vary if several performance goals are
                                      used. Performance units usually will be paid in
                                      shares of Intek common stock but may be paid wholly
                                      or partially in cash.

  --CASH AWARDS                       Cash awards are awards of cash compensation which may
                                      be subject to terms and conditions determined by the
                                      Committee.

  --PERFORMANCE-BASED AWARDS          Performance-based awards are awards granted under the
                                      1997 Performance and Equity Incentive Plan (I.E.,
                                      STOCK OPTIONS, STOCK APPRECIATION RIGHTS, STOCK
                                      AWARDS, STOCK UNITS, PERFORMANCE SHARES, PERFORMANCE
                                      UNITS AND CASH AWARDS) that the Committee intends to
                                      qualify as "performance-based compensation" under
                                      Section 162(m) of the Internal Revenue Code of 1986.
                                      The purpose is to preserve Intek's right to take a
                                      tax deduction for the compensation attributable to
                                      such awards. For an award to be a performance-based
                                      award under the 1997 Performance and Equity Incentive
                                      Plan:

                                      -at the time of grant the Committee must be comprised
                                       solely of two or more "outside directors" (as such
                                       term is used in Section 162(m) of the Internal
                                       Revenue Code of 1986 and the regulations thereunder)

                                      -with respect to either the granting or vesting of an
                                      award (other than a nonqualified stock option or a
                                       stock appreciation right which are granted with an
                                       exercise price at or above the fair market value of
                                       Intek common stock on the date of grant), such award
                                       must be subject to the achievement of a performance
                                       goal or goals based on one or more of the
                                       performance measures listed below:

                                      -net sales

                                      -pretax income before allocation of corporate
                                      overhead and bonus

                                      -budget

                                      -cash flow

                                      -earnings per share

                                      -net income

                                      -division, group or corporate financial goals

                                      -return on stockholders' equity

                                      -return on assets

                                      -attainment of strategic and operational initiatives

                                      -appreciation in and/or maintenance of the price of
                                      Intek common stock or any other publicly traded
                                       securities of Intek

                                      -market share

                                      -gross profits

                                      -earnings before interest and taxes

                                      -earnings before interest, taxes, depreciation and
                                       amortization

                                      -economic value-added models

                                      -comparisons with various stock market indices

                                      -increase in number of customers

                                      -reductions in costs.

                                      -- the Committee must establish in writing objective
                                        performance goals applicable to a given performance
                                        period and the individual employees or class of
                                        employees to which such performance goals apply no
                                        later than 90 days after the commencement of such
                                        performance period (but in no event after 25
                                        percent of such performance period has elapsed)

                                      -- no compensation attributable to a
                                      performance-based award can be paid to or otherwise
                                        received by a participant until the Committee
                                        certifies in writing that the performance goals
                                        (and any other material terms) applicable to such
                                        period have been satisfied

                                      -- after the establishment of a performance goal, the
                                        Committee cannot revise such performance goal or
                                        increase the amount of compensation payable under
                                        the award upon the attainment of such performance
                                        goal

  -- TRANSFERABILITY OF AWARDS        Generally, awards under the 1997 Performance and
                                      Equity Incentive Plan are not transferable except in
                                      the case of the participant's death. However, the
                                      Committee may allow participants to transfer
                                      nonqualified stock options to certain family members
                                      for estate planning purposes.

  -- DEFERRAL OF AWARDS               The Committee may (but need not) allow a participant
                                      to elect to defer compensation attributable to
                                      awards, but subject to certain guidelines and
                                      procedures that are to be established by the
                                      Committee.

  -- TERMINATION OF EMPLOYMENT        If the participant's employment is terminated due to
                                      death or disability, all portions of awards that have
                                      not vested are forfeited and all vested stock options
                                      and stock appreciation rights remain exercisable for
                                      a one-year period following termination. If the
                                      participant's employment is terminated for cause, all
                                      awards are forfeited. If the participant's employment
                                      is terminated for any other reason, awards that have
                                      not vested are forfeited and all vested stock options
                                      and stock appreciation rights remain exercisable for
                                      a 90-day period following termination. However, the
                                      Committee may change the above terms subject to
                                      certain limitations.

  -- TERMINATION OF PLAN              The Board may suspend or terminate the 1997
                                      Performance and Equity Incentive Plan at any time
                                      with or without prior notice, but such termination
                                      cannot reduce the amount of any outstanding award or
                                      change the terms and conditions of such award without
                                      the participant's consent.

  -- AMENDMENT OF PLAN                The Board may amend the 1997 Performance and Equity
                                      Incentive Plan at any time with or without prior
                                      notice, but such amendment cannot reduce the amount
                                      of any outstanding award or change the terms and
                                      conditions of such award without the participant's
                                      consent. The approval of the Company's stockholders
                                      is required if the amendment would:

                                      -increase the total number of shares which may be
                                      issued under the 1997 Performance and Equity
                                       Incentive Plan

                                      -increase the maximum number of shares with respect
                                      to all awards measured in stock that may be granted
                                       to any individual under the 1997 Performance and
                                       Equity Incentive Plan

                                      -increase the maximum dollar amount that may be paid
                                      with respect to any single award measured in cash, or

                                      -modify the requirements as to eligibility for awards
                                      under the 1997 Performance and Equity Incentive Plan.


    It is not possible to determine the benefits or amounts that will be received by any participant for the current year or any year in the future because (a) the performance goals will be determined by the Committee at the beginning of the performance period, and (b) the amount, if any, payable will depend upon the extent to which the executive satisfies such performance goals.

                               NEW PLAN BENEFITS


    As of the date of this Proxy Statement, we have made no awards under the 1997 Performance and Equity Incentive Plan. Intek anticipates granting an option to Mr. Shiver for 800,000 shares of Intek common stock at fair market value on the date of grant under the 1997 Performance and Equity Incentive Plan pursuant to the terms of Mr. Shiver's Employment Agreement. Since incentive awards will be authorized by the Committee in its sole discretion, it is not possible to determine the benefits or amounts that will be received by anyone else in the future. Stock options have been awarded in 1997 under the 1988 Stock Incentive Plan. Information about these stock options awarded to the executive officers named in the Summary Compensation Table appears at page 10 above under "Option Grants During 1997."


    The following table provides additional information about stock options awarded in 1997 under the 1988 Stock Incentive Plan and anticipated awards under the 1997 Performance and Equity Incentive Plan:


                                                                          NUMBER OF SHARES
                                                              DOLLAR         COVERED BY
                                                             VALUE(1)       STOCK OPTIONS
                                                          --------------  -----------------
Robert Shiver...........................................   $    710,400(2)        800,000(3)
Donald Goeltz...........................................   $    272,000          160,000(4)
All executive officers as a group (2 persons)...........   $    982,400          960,000
All employees, including all current officers who are
 not executive officers, as a group.....................   $    982,400          960,000


------------------------


(1) We calculated the values using the Black-Scholes stock option pricing model under which we made the following assumptions: volatility of 85.6%, risk-free rate of return of 5.66%, dividend yield of 0% and an expected life of three years. We did not adjust the model for non-transferability, risk of forfeiture, or vesting restrictions. The actual value (IF ANY) an executive officer receives from a stock option will depend upon the amount by which the market price of the Intek common stock exceeds the exercise price of the option on the date of exercise. There can be no assurance that the amount stated as "grant date present value" will actually be realized.


(2) Assumes a grant date of December 31, 1997 for the purpose of calculating a dollar value.

(3) Intek anticipates granting these shares under the 1997 Performance and Equity Incentive Plan.

(4) Options covering these shares have been granted under the 1988 Incentive Stock Plan.

                        FEDERAL INCOME TAX CONSEQUENCES

    The federal income tax consequences of issuing and exercising stock options under the 1997 Performance and Equity Incentive Plan may be summarized as follows:

NONQUALIFIED STOCK OPTIONS          The grant of a nonqualified stock option has no
                                    immediate federal income tax effect: the employee will
                                    not recognize taxable income and Intek will not receive
                                    a tax deduction.

                                    When the employee exercises the option, the employee
                                    will recognize ordinary income in an amount equal to the
                                    excess of the fair market value of the common stock on
                                    the date of exercise over the exercise price. Intek is
                                    required to withhold tax on the amount of income
                                    recognized. Intek will receive a tax deduction equal to
                                    the amount of income recognized.

                                    When the employee sells common stock obtained from
                                    exercising a nonqualified stock option, any gain or loss
                                    will be taxed as a capital gain or loss (LONG-TERM OR
                                    SHORT-TERM, DEPENDING ON HOW LONG THE SHARES HAVE BEEN
                                    HELD). Certain additional rules apply if the exercise
                                    price for an option is paid in shares previously owned
                                    by the employee.

INCENTIVE STOCK OPTIONS             When an employee is granted an incentive stock option,
                                    or when the employee exercises the option, the employee
                                    will generally not recognize taxable income (EXCEPT FOR
                                    PURPOSES OF THE ALTERNATIVE MINIMUM TAX) and Intek will
                                    not receive a tax deduction.

                                    If the employee holds the shares of common stock for at
                                    least two years from the date of grant, and one year
                                    from the date of exercise, then any gain or loss will be
                                    treated as mid-term or long-term capital gain or loss.
                                    If, however, the shares are disposed of during this
                                    period, the option will be treated as a nonqualified
                                    stock option. Intek will only receive a tax deduction if
                                    the shares are disposed of during this period. The
                                    deduction will be equal to the amount of taxable income
                                    the employee recognizes.

    THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE 1997 PERFORMANCE AND EQUITY INCENTIVE PLAN.

    PROPOSAL 4:  APPROVE AMENDMENT TO 1988 KEY EMPLOYEE INCENTIVE STOCK OPTION
PLAN

    We are seeking your approval of an Amendment to Intek's 1988 Incentive Stock Plan. The Board adopted the Amendment on April 21, 1997, subject to your approval at the Annual Meeting.

    We have summarized below certain key provisions of the Amendment to the 1988 Incentive Stock Plan. Because it is a summary, it may not contain all the information that is important to you. Before you decide how to vote, you should review the full text of the Amendment to the 1988 Incentive Stock Plan, which we have included as Appendix C.


    - Under the Plan, the Board of Directors may grant incentive stock options only to eligible directors, officers, employees, or other persons who make significant contributions to the continued well-being and successful operation of the Company. To date, the stockholders have approved 500,000 shares of stock to be issued and administered under the Plan and the Company has filed a Form S-8 registration statement and amendments for the purpose of registering shares to be administered under the Plan. As of September 30, 1997, 417,500 shares of common stock have been awarded, and no unexercised options to acquire shares of stock were vested and outstanding under the terms of the 1988 Incentive Stock Plan.


    - The purpose of this proposal is to obtain stockholder approval to (i) change the name of the 1988 Incentive Stock Plan to "1988 Intek Diversified Corporation Key Employee Stock Plan"; (ii) amend the definitions of "Code" and "Committee"; (iii) amend the definition of "Option" to include nonqualified options; (iv) amend the 1988 Incentive Stock Plan by providing that the option price may not be determined by the Committee but rather that for an incentive stock option it shall be at least fair market value of Intek's common stock on the date of grant except with respect to 10% shareholders, the option price shall not be less than 110% of fair market value of Intek's common stock on the date of grant; (v) provide that subsequently granted options cannot be exercised by an optionee if he or she holds earlier granted options; and (vi) provide that no optionee can be granted options to purchase more than 400,000 shares of Intek common stock.


    - The Board of Directors believes these changes are necessary to bring the 1988 Incentive Stock Plan into compliance with the IRS' regulations in this area to provide Intek flexibility to grant options to deserving individuals.

    THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT TO 1988 KEY EMPLOYEES INCENTIVE STOCK OPTION PLAN.

    PROPOSAL 5:  RATIFY SELECTION OF INDEPENDENT AUDITORS FOR 1998

    We are asking you to ratify the Board's selection of Arthur Andersen LLP, certified public accountants, as independent auditors for 1998. The Audit Committee recommended the selection of Arthur Andersen to the Board. Arthur Andersen has served as the independent auditors of Intek since 1993.

    A representative of Arthur Andersen will attend the Annual Meeting to answer your questions.

    We are submitting this proposal to you because the Board believes that such action follows sound corporate practice. If you do not ratify the selection of independent auditors, the Board will consider it a direction to consider selecting other public accountants. However, even if you ratify the selection, the Board may still appoint new independent auditors at any time during the year if it believes that such a change would be in the best interests of Intek and our stockholders.

    THE BOARD RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN AS INDEPENDENT AUDITORS FOR 1998.

                    INFORMATION ABOUT STOCKHOLDER PROPOSALS

    If you wish to submit proposals to be included in our 1999 proxy statement, we must receive them on or before October 22, 1998. Please address your proposals to: Intek Diversified Corporation, 214 Carnegie Center, Suite 304, Princeton, New Jersey 08540-6237.

                                          By order of the Board of Directors,


                                          /s/ STEVEN L. WASSERMAN


                                          Steven L. Wasserman,
                                          SECRETARY


January 27, 1998

                                                                      APPENDIX A

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                         INTEK DIVERSIFIED CORPORATION

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                            INTEK GLOBAL CORPORATION
                             A DELAWARE CORPORATION



    1.  NAME.  The name of the Corporation is Intek Global Corporation.


    2. REGISTERED OFFICE AND AGENT. The registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

    3. PURPOSES. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

    4. CAPITAL STOCK. The Corporation is authorized to issue two (2) classes of shares to be designated respectively common stock, $.01 par value per share, and preferred stock, $.001 par value per share. The number of shares of common stock authorized is Sixty Million (60,000,000). The number of shares of preferred stock authorized is One Million (1,000,000). The preferred shares may be issued in one or more series. The Board of Directors is authorized to fix the number of any such series of preferred shares and to determine the designation of any such series. The Board of Directors is further authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of preferred shares and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issuance of shares of that series.


    Upon filing with the Secretary of State of the State of Delaware of this Amended and Restated Certificate of Incorporation, every two outstanding shares of common shares prior to the filing of this Certificate shall be combined and converted into one (1) share of newly issued common shares. The number of authorized shares of common stock shall remain as 60,000,000.


    5.  EXISTENCE.  The Corporation is to have perpetual existence.


    6. COMPROMISE OR AGREEMENT. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its shareholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or shareholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the shareholders or class of shareholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the shareholders or class of shareholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all creditors or class of creditors, and/or shareholders or class of shareholders of this Corporation, as the case may be, and also on this Corporation.

    7. POWERS OF BOARD OF DIRECTORS. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-Laws of the Corporation.



    8. ELECTION OF DIRECTORS. Elections of directors need not be by written ballot unless the By-Laws of the Corporation shall so provide.



    9. ACTION BY CONSENT OF STOCKHOLDERS. Any action that may be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, by written consent of holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.



    10. LIABILITY OF DIRECTORS. The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by paragraph
(7) of subsection (b) of Section 102 of the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended and supplemented.

                                                                      APPENDIX B

                INTEK 1997 PERFORMANCE AND EQUITY INCENTIVE PLAN

                         INTEK DIVERSIFIED CORPORATION
                   1997 PERFORMANCE AND EQUITY INCENTIVE PLAN

    1.0  DEFINITIONS

    The following terms shall have the following meanings unless the context indicates otherwise:

    1.1 "AWARD" shall mean either a Stock Option, an SAR, a Stock Award, a Stock Unit, a Performance Share, a Performance Unit, or a Cash Award.

    1.2 "AWARD AGREEMENT" shall mean a written agreement between the Company and the Participant that establishes the terms, conditions, restrictions and/or limitations applicable to an Award in addition to those established by the Plan and by the Committee's exercise of its administrative powers.

    1.3  "BOARD" shall mean the Board of Directors of the Company.

    1.4 "CASH AWARD" shall mean the grant by the Committee to a Participant of an award of cash under Section 11 below.

    1.5 "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

    1.6 "COMMITTEE" shall mean (i) the Board or (ii) a committee or subcommittee of the Board appointed by the Board from among its members. The Committee may be the Board's Compensation Committee. Unless the Board determines otherwise, the Committee shall be comprised solely of not less than two members who each shall qualify as (x) a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) (or any successor rule) under the Exchange Act and (y) an "outside director" within the meaning of Section 162(m) of the Code and the Treasury Regulations thereunder.


    1.7 "COMMON STOCK" shall mean the common stock, $.01 par value per share, of the Company.


    1.8 "COMPANY" shall mean Intek Diversified Corporation, a Delaware corporation.

    1.9 "DIVIDEND EQUIVALENT RIGHT" shall mean the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit or a Performance Unit, which shall be payable in cash, in Common Stock, in the form of additional Stock Units or Performance Units (as the case may be), or a combination of all of the foregoing.

    1.10 "EFFECTIVE DATE" shall mean the date on which the Plan is adopted by the Board.

    1.11 "EMPLOYEE" shall mean an employee of the Company or any Subsidiary as described in Treasury Regulation Section 1.421-7(h).

    1.12 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time, including applicable regulations thereunder.

    1.13  "FAIR MARKET VALUE OF THE COMMON STOCK" shall mean:

        (a) if the Common Stock is readily tradeable on a national securities exchange or other market system, the closing price of the Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date), or

        (b) if the Common Stock is not readily tradeable on a national securities exchange or other market system:

            (i) the book value of a share of Common Stock as of the last day of the last completed fiscal quarter preceding the date of calculation; or

            (ii) any other value as otherwise determined in good faith by the Board.

    1.14 "INDEPENDENT CONTRACTOR" shall mean a person (who is not an Employee or a Nonemployee Director) or an entity that renders services to the Company.

    1.15 "ISO" shall mean an "incentive stock option" as such term is used in Code Section 422.

    1.16 "NONEMPLOYEE DIRECTOR" shall mean a member of the Board who is not an Employee.

    1.17 "NONQUALIFIED STOCK OPTION" shall mean a Stock Option that does not qualify as an ISO.

    1.18 "PARTICIPANT" shall mean any Employee, Nonemployee Director or Independent Contractor to whom an Award has been granted by the Committee under the Plan.

    1.19 "PERFORMANCE-BASED AWARD" shall mean an Award subject to the achievement of certain performance goal or goals as described in Section 12 below.

    1.20 "PERFORMANCE SHARE" shall mean the grant by the Committee to a Participant of an Award as described in Section 10.1 below.

    1.21 "PERFORMANCE UNIT" shall mean the grant by the Committee to a Participant of an Award as described in Section 10.2 below.

    1.22 "PLAN" shall mean the Intek Diversified Corporation 1997 Performance and Equity Incentive Plan.

    1.23 "SAR" shall mean the grant by the Committee to a Participant of a stock appreciation right as described in Section 8 below.

    1.24 "STOCK AWARD" shall mean the grant by the Committee to a Participant of an Award of Common Stock under Section 9.1 below.

    1.25 "STOCK OPTION" shall mean the grant by the Committee to a Participant of an option to purchase Common Stock under Section 7 below.

    1.26 "STOCK UNIT" shall mean the grant by the Committee to a Participant of an Award as described in Section 9.2 below.

    1.27 "SUBSIDIARY" shall mean a corporation of which the Company directly or indirectly owns more than 50 percent of the Voting Stock or any other business entity in which the Company directly or indirectly has an ownership interest of more than 50 percent.

    1.28 "TREASURY REGULATIONS" shall mean the regulations promulgated under the Code by the United States Department of the Treasury, as amended from time to time.

    1.29  "VEST" shall mean:

        (a) with respect to Stock Options and SARs, when the Stock Option or SAR (or a portion of such Stock Option or SAR) first becomes exercisable and remains exercisable subject to the terms and conditions of such Stock Option or SAR; or

        (b) with respect to all Awards, when the Participant has:

            (i) an unrestricted right, title and interest to receive the compensation (whether payable in Common Stock, cash or a combination of both) attributable to an Award (or a portion of such Award) or to otherwise enjoy the benefits underlying such Award; and

            (ii) a right to transfer an Award subject to no Company-imposed restrictions or limitations other than restrictions and/or limitations imposed by Section 14 below.

    1.30  "VESTING DATE" shall mean the date or dates on which an Award Vests.

    1.31 "VOTING STOCK" shall mean the capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

    2.0  PURPOSE AND TERM OF PLAN


    2.1 PURPOSE. The purpose of the Plan is to provide motivation to certain Employees, Nonemployee Directors and Independent Contractors to put forth maximum efforts toward the growth, profitability, and success of the Company and Subsidiaries by providing incentives to such Employees, Nonemployee Directors and Independent Contractors either through cash payments and/or through the ownership and performance of the Common Stock. In addition, the Plan is intended to provide incentives which will attract and retain highly qualified individuals as Employees and Nonemployee Directors and to assist in aligning the interests of such Employees and Nonemployee Directors with those of its stockholders.


    2.2 TERM. The Plan shall be effective as of the Effective Date; PROVIDED, HOWEVER, that the Plan shall be approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company within 12 months before or after the Effective Date, and such approval by the stockholders of the Company shall be a condition to the right of each Participant to receive Awards hereunder. Any Award granted under the Plan prior to the approval by the stockholders of the Company shall be effective as of the date of grant (unless the Committee specifies otherwise at the time of grant), but no such Award may Vest, be paid out, or otherwise disposed of prior to such stockholder approval. If the stockholders of the Company fail to approve the Plan in accordance with this Section 2.2, any Award granted under the Plan shall be cancelled. The Plan shall terminate on the 10th anniversary of the Effective Date (unless sooner terminated by the Board).

    3.0  ELIGIBILITY AND PARTICIPATION

    3.1 ELIGIBILITY AND PARTICIPATION. All Employees of the Company, all Nonemployee Directors and Independent Contractors shall be eligible to participate in the Plan and to receive Awards. Participants shall consist of such Employees, Nonemployee Directors and Independent Contractors as the Committee in its sole discretion designates to receive Awards under the Plan. Designation of a Participant in any year shall not require the Committee to designate such person or entity to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

    4.0  ADMINISTRATION

    4.1 RESPONSIBILITY. The Committee shall have the responsibility, in its sole discretion, to control, operate, manage and administer the Plan in accordance with its terms.


    4.2 AWARD AGREEMENT. Each Award granted under the Plan shall be evidenced by an Award Agreement which shall be signed by the Committee and the Participant; PROVIDED, HOWEVER, that in the event of any conflict between a provision of the Plan and any provision of an Award Agreement, the provision of the Plan shall prevail.


    4.3 AUTHORITY OF THE COMMITTEE. The Committee shall have all the discretionary authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan, including but not limited to the following:

        (a) to determine eligibility for participation in the Plan;

        (b) to determine eligibility for and the type and size of an Award granted under the Plan;

        (c) to supply any omission, correct any defect, or reconcile any inconsistency in the Plan in such manner and to such extent as it shall deem appropriate in its sole discretion to carry the same into effect;

        (d) to issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper;

        (e) to make rules for carrying out and administering the Plan and make changes in such rules as it from time to time deems proper;

        (f) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions, and limitations;

        (g) to accelerate the Vesting of any Award when such action or actions would be in the best interest of the Company;

        (h) to grant Award in replacement of Awards previously granted under this Plan or any other executive compensation plan of the Company; and

        (i) to take any and all other actions it deems necessary or advisable for the proper operation or administration of the Plan.

    4.4 ACTION BY THE COMMITTEE. The Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. In addition, the Committee may authorize any one or more of its members to execute and deliver documents on behalf of the Committee.


    4.5 DELEGATION OF AUTHORITY. The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable; PROVIDED, HOWEVER, that any such delegation shall be in writing. In addition, the Committee, or any person to whom it has delegated duties under this Section 4.5, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the Subsidiary whose employees have benefitted from the Plan, as determined by the Committee.


    4.6 DETERMINATIONS AND INTERPRETATIONS BY THE COMMITTEE. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants and their heirs, successors, and legal representatives.

    4.7 LIABILITY. No member of the Board, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated.

    4.8 INDEMNIFICATION. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

    5.0  SHARES SUBJECT TO PLAN


    5.1 AVAILABLE SHARES. The aggregate number of shares of Common Stock which shall be available for grants of Awards under the Plan during its term shall be the sum of (i) 4,000,000 shares (which shall be subject to the approval by the Company's stockholders in accordance with Section 2.2 above) and (ii) the number of shares of Common Stock available for grants as of the Effective Date under the Company's (x) 1988 Key Employee Stock Plan, as amended, (y) the 1994 Non-Employee Directors' Stock Option Plan, and (z) the 1994 Stock Option Plan. Such shares of Common Stock available for issuance under the Plan may be either authorized but unissued shares, shares of issued stock held in the Company's treasury, or both, at the discretion of the Company, and subject to any adjustments made in accordance with Section 5.2 below. Any shares of Common Stock underlying Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares shall again be available for grants of Awards under the Plan.

    5.2 ADJUSTMENT TO SHARES. If there is any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Award so that each such Award shall thereafter be with respect to or exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Award had such Award been paid, distributed or exercised in full immediately prior to such change or distribution. Such adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of Participants' rights under the Plan, the Committee shall have the authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Awards, the exercise price applicable to outstanding Stock Options, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Awards. Appropriate adjustments may also be made by the Committee in the terms of any Awards granted under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance goals and changes in the length of performance periods. In addition, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding anything contained in the Plan, any adjustment with respect to an ISO due to a change or distribution described in this Section 5.2 shall comply with the rules of Code Section 424(a), and in no event shall any adjustment be made which would render any ISO granted hereunder other than an incentive stock option for purposes of Code Section 422.

    6.0  MAXIMUM INDIVIDUAL AWARDS


    6.1 MAXIMUM AGGREGATE NUMBER OF SHARES UNDERLYING STOCK-BASED AWARDS GRANTED UNDER THE PLAN TO ANY SINGLE PARTICIPANT. The maximum aggregate number of shares of Common Stock underlying all Awards measured in shares of Common Stock (whether payable in Common Stock, cash or a combination of both) that may be granted to any single Participant during the life of the Plan shall be 3,000,000 shares, subject to adjustment as provided in Section 5.2 above. For purposes of the preceding sentence, such Awards that are cancelled or repriced shall continue to be counted in determining such maximum aggregate number of shares of Common Stock that may be granted to any single Participant during the life of the Plan.


    6.2 MAXIMUM DOLLAR AMOUNT UNDERLYING CASH-BASED AWARDS GRANTED UNDER THE PLAN TO ANY SINGLE PARTICIPANT. The maximum dollar amount that may be paid to any single Participant with respect to any single Award measured in cash (whether payable in Common Stock, cash or a combination of both) during the life of the Plan shall be $3,000,000, irrespective of the length of the performance period with respect to such Award.

    7.0  STOCK OPTIONS


    7.1 IN GENERAL. The Committee may, in its sole discretion, grant Stock Options to Employees, Nonemployee Directors and Independent Contractors on or after the Effective Date. The Committee shall, in its sole discretion, determine the Employees, the Nonemployee Directors and Independent Contractors who will receive Stock Options and the number of shares of Common Stock underlying each Stock Option. With respect to Employees who become Participants, the Committee may grant such

Participants ISOs or Nonqualified Stock Options or a combination of both. With respect to Nonemployee Directors and Independent Contractors who become Participants, the Committee may grant such Participants only Nonqualified Stock Options. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time. In addition, each Stock Option shall be subject to the following terms and conditions set forth in Sections 7.2 through 7.8 below.

    7.2 EXERCISE PRICE. The Committee shall specify the exercise price of each Stock Option in the Award Agreement; PROVIDED, HOWEVER, that (i) the exercise price of any ISO shall not be less than 100 percent of the Fair Market Value of the Common Stock on the date of grant, and (ii) the exercise price of any Nonqualified Stock Option shall not be less than 100 percent of the Fair Market Value of the Common Stock on the date of grant unless the Committee--in its sole discretion and due to special circumstances-- determines otherwise on the date of grant.

    7.3 TERM OF STOCK OPTION. The Committee shall specify the term of each Stock Option in the Award Agreement; PROVIDED, HOWEVER, that (i) no ISO shall be exercised after the 10th anniversary of the date of grant of such ISO and (ii) no Nonqualified Stock Option shall be exercised after the 20th anniversary of the date of grant of such Nonqualified Stock Option. Each Stock Option shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall, in its sole discretion, set forth in the Award Agreement on the date of grant.

    7.4 VESTING DATE. The Committee shall specify the Vesting Date with respect to each Stock Option in the Award Agreement. The Committee may grant Stock Options that are Vested, either in whole or in part, on the date of grant. If the Committee fails to specify a Vesting Date in the Award Agreement, 20 percent of such Stock Option shall become exercisable on each of the first 5 anniversaries of the date of grant and shall remain exercisable following such anniversary date until the Stock Option expires in accordance with its terms under the Award Agreement or under the terms of the Plan. The Vesting of a Stock Option may be subject to such other terms and conditions as shall be determined by the Committee, including, without limitation, accelerating the Vesting if certain performance goals are achieved.

    7.5 EXERCISE OF STOCK OPTIONS. The Stock Option exercise price may be paid in cash or, in the sole discretion of the Committee, by the delivery of shares of Common Stock then owned by the Participant, by the withholding of shares of Common Stock for which a Stock Option is exercisable, or by a combination of these methods. In the sole discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock then owned by a Participant, providing the Company with a notarized statement attesting to the number of shares owned by the Participant, where upon verification by the Company, the Company would issue to the Participant only the number of incremental shares to which the Participant is entitled upon exercise of the Stock Option. In determining which methods a Participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate; PROVIDED, HOWEVER, that with respect to qISOs, all such discretionary determinations by the Committee shall be made at the time of grant and specified in the Award Agreement.

    7.6 RESTRICTIONS RELATING TO ISOS. In addition to being subject to the terms and conditions of this Section 7, ISOs shall comply with all other requirements under Code Section 422. Accordingly, ISOs may be granted only to Participants who are employees (as described in Treasury Regulation Section 1.421-7(h)) of the Company or of any "Parent Corporation" (as defined in Code
Section 424(e)) or of any "Subsidiary Corporation" (as defined in Code Section 424(f)) on the date of grant. The aggregate market value (determined as of the time the ISO is granted) of the Common Stock with respect to which ISOs

(under all option plans of the Company and of any Parent Corporation and of any Subsidiary Corporation) are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. For purposes of the preceding sentence, (i) ISOs shall be taken into account in the order in which they are granted and (ii) ISOs granted before 1987 shall not be taken into account. ISOs shall not be transferable by the Participant otherwise than by will or the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by such Participant. The Committee shall not grant ISOs to any Employee who, at the time the ISO is granted, owns stock possessing (after the application of the attribution rules of Code Section 424(d)) more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or of any Subsidiary Corporation unless the exercise price of the ISO is fixed at not less than 110 percent of the Fair Market Value of the Common Stock on the date of grant and the exercise of such ISO is prohibited by its terms after the 5th anniversary of the ISO's date of grant. In addition, no ISO shall be issued to a Participant in tandem with a Nonqualified Stock Option issued to such Participant in accordance with Treasury Regulation Section 14a.422A-1, Q/A-39.

    7.7 ADDITIONAL TERMS AND CONDITIONS. The Committee may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Stock Option, provided they are not inconsistent with the Plan, including, without limitation, the requirement that the Participant not engage in competition with the Company.

    7.8 CONVERSION STOCK OPTIONS. The Committee may, in its sole discretion, grant a Stock Option to any holder of an option (an "Original Option") to purchase shares of the stock of any corporation (i) whose stock or assets were acquired, directly or indirectly, by the Company or any Subsidiary, or (ii) which was merged with and into the Company or a Subsidiary, so that the Original Option is converted into a Stock Option (a "Conversion Stock Option"); PROVIDED, HOWEVER, that such Conversion Stock Option as of the date of grant of such Conversion Stock Option (the "Conversion Stock Option Grant Date") shall have the same economic value as the Original Option as of the Conversion Stock Option Grant Date. In addition, unless the Committee, in its sole discretion determines otherwise, a Conversion Stock Option which is converting an Original Option intended to qualify as an ISO shall have the same terms and conditions as applicable to the Original Option in accordance with Code Section 424 and the regulations thereunder so that the conversion (i) is treated as the issuance or assumption of a stock option under Code Section 424(a) and (ii) is not treated as a modification, extension or renewal of a stock option under Code Section 424(h).

    8.0  SARS

    8.1 IN GENERAL. The Committee may, in its sole discretion, grant SARs to Employees, Nonemployee Directors, and/or Independent Contractors. An SAR is a right to receive a payment in cash, Common Stock or a combination of both, in an amount equal to the excess of (x) the Fair Market Value of the Common Stock, or other specified valuation, of a specified number of shares of Common Stock on the date the SAR is exercised over (y) the Fair Market Value of the Common Stock, or other specified valuation (which shall be no less than the Fair Market Value of the Common Stock), of such shares of Common Stock on the date the SAR is granted, all as determined by the Committee; PROVIDED, HOWEVER, that if a SAR is granted retroactively in tandem with or in substitution for a Stock Option, the designated Fair Market Value of the Common Stock in the Award Agreement may be the Fair Market Value of the Common Stock on the date such Stock Option was granted. Each SAR shall be subject to such terms and conditions, including, but not limited to, a provision that automatically converts a SAR into a Stock Option on a conversion date specified at the time of grant, as the Committee shall impose from time to time in its sole discretion and subject to the terms of the Plan.

    9.0  STOCK AWARDS AND STOCK UNITS

    9.1 STOCK AWARDS. The Committee may, in its sole discretion, grant Stock Awards to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Stock Award shall consist of shares of Common Stock which shall be subject to such terms and conditions as the Committee in its sole discretion determines appropriate--including, without limitation, restrictions on the sale or other disposition of such shares, the Vesting Date with respect to such shares, and the right of the Company to reacquire such shares for no consideration upon termination of the Participant's employment within specified periods. The Committee may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Stock Award and/or that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. With respect to the shares of Common Stock subject to a Stock Award, the Participant shall have all of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares, unless the Committee determines otherwise on the date of grant.

    9.2 STOCK UNITS. The Committee may, in its sole discretion, grant to Employees, Nonemployee Directors, and/or Independent Contractor Stock Units as additional compensation or in lieu of other compensation for services to the Company. A Stock Unit is a hypothetical share of Common Stock represented by a notional account established and maintained (or caused to be established or maintained) by the Company for such Participant who receives a grant of Stock Units. Stock Units shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate--including, without limitation, determinations of the Vesting Date with respect to such Stock Units and the criteria for the Vesting of such Stock Units. A Stock Unit granted by the Committee shall provide for payment in shares of Common Stock at such time or times as the Award Agreement shall specify. The Committee shall determine whether a Participant who has been granted a Stock Unit shall also be entitled to a Dividend Equivalent Right.

    9.3 PAYOUT OF STOCK UNITS. Subject to a Participant's election to defer in accordance with Section 17.3 below, upon the Vesting of a Stock Unit, the shares of Common Stock representing the Stock Unit shall be distributed to the Participant, unless the Committee, in its sole discretion, provides for the payment of the Stock Unit in cash (or partly in cash and partly in shares of Common Stock) equal to the value of the shares of Common Stock which would otherwise be distributed to the Participant.

    10.0  PERFORMANCE SHARES AND PERFORMANCE UNITS

    10.1 PERFORMANCE SHARES. The Committee may, in its sole discretion, grant Performance Shares to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Performance Share shall consist of a share or shares of Common Stock which shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate--including, without limitation, determining the performance goal or goals which, depending on the extent to which such goals are met, will determine the number and/or value of the Performance Shares that will be paid out or distributed to the Participant who has been granted Performance Shares. Performance goals may be based on, without limitation, Company-wide, divisional and/or individual performance, as the Committee, in its sole discretion, may determine, and may be based on the performance measures listed in Section 12.3 below.

    10.2 PERFORMANCE UNITS. The Committee may, in its sole discretion, grant to Employees, Nonemployee Directors, and/or Independent Contractors Performance Units as additional compensation or in lieu of other compensation for services to the Company. A Performance Unit is a hypothetical share or shares of Common Stock represented by a notional account which shall be established and maintained (or caused to be established or maintained) by the Company for such Participant who receives a grant of Performance Units. Performance Units shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate--including, without limitation, determining the performance goal or goals which, depending on the extent to which such goals are met, will determine the number and/ or value of the Performance Units that will be accrued with respect to the Participant who has been granted Performance Units. Performance goals may be based on, without limitation, Company-wide, divisional and/or individual performance, as the Committee, in its sole discretion, may determine, and may be based on the performance measures listed in Section 12.3 below.

    10.3 ADJUSTMENT OF PERFORMANCE GOALS. With respect to those Performance Shares or Performance Units that are not intended to qualify as Performance-Based Awards (as described in Section 12 below), the Committee shall have the authority at any time to make adjustments to performance goals for any outstanding Performance Shares or Performance Units which the Committee deems necessary or desirable unless at the time of establishment of the performance goals the Committee shall have precluded its authority to make such adjustments.

    10.4 PAYOUT OF PERFORMANCE SHARES OR PERFORMANCE UNITS. Subject to a Participant's election to defer in accordance with Section 17.3 below, upon the Vesting of a Performance Share or a Performance Unit, the shares of Common Stock representing the Performance Share or the Performance Unit shall be distributed to the Participant, unless the Committee, in its sole discretion, provides for the payment of the Performance Share or a Performance Unit in cash (or partly in cash and partly in shares of Common Stock) equal to the value of the shares of Common Stock which would otherwise be distributed to the Participant.

    11.0  CASH AWARDS

    11.1 IN GENERAL. The Committee may, in its sole discretion, grant Cash Awards to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Cash Award shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate--including, without limitation, determining the Vesting Date with respect to such Cash Award, the criteria for the Vesting of such Cash Award, and the right of the Company to require the Participant to repay the Cash Award (with or without interest) upon termination of the Participant's employment within specified periods.

    12.0  PERFORMANCE-BASED AWARDS

    12.1 IN GENERAL. The Committee, in its sole discretion, may designate Awards granted under the Plan as Performance-Based Awards (as defined below) if it determines that such compensation might not be tax deductible by the Company due to the deduction limitation imposed by Code Section 162(m). Accordingly, an Award granted under the Plan may be granted in such a manner that the compensation attributable to such Award is intended by the Committee to qualify as "performance-based compensation" (as such term is used in Code Section 162(m) and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Code Section 162(m) ("Performance-Based Awards").

    12.2 QUALIFICATION OF PERFORMANCE-BASED AWARDS. Awards shall only qualify as Performance-Based Awards under the Plan if:

        (a) at the time of grant the Committee is comprised solely of two or more "outside directors" (as such term is used in Code Section 162(m) and the regulations thereunder);

        (b) with respect to either the granting or Vesting of an Award (other than (i) a Nonqualified Stock Option or (ii) an SAR, which are granted with an exercise price at or above the Fair Market Value of the Common Stock on the date of grant), such Award is subject to the achievement of a performance goal or goals based on one or more of the performance measures specified in Section 12.3 below;


        (c) the Committee establishes in writing (i) the objective performance-based goals applicable to a given performance period and (ii) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such performance period (but in no event after 25 percent of such performance period has elapsed);

        (d) no compensation attributable to a Performance-Based Award will be paid to or otherwise received by a Participant until the Committee certifies in writing that the performance goal or goals (and any other material terms) applicable to such performance period have been satisfied; and



        (e) after the establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable with respect to such Award (as determined in accordance with Code
    Section 162(m)) upon the attainment of such performance goal.


    12.3 PERFORMANCE MEASURES. The Committee may use the following performance measures (either individually or in any combination) to set performance goals with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; increase in number of customers; and/or reductions in costs.

    13.0  CHANGE IN CONTROL

    13.1 ACCELERATED VESTING. Notwithstanding any other provision of this Plan to the contrary, if there is a change in control of the Company, the Committee, in its sole discretion, may take such actions as it deems appropriate with respect to outstanding Awards, including, without limitation, accelerating the Vesting Date and/or payout of such Awards.

    13.2 CASHOUT. The Committee, in its sole discretion, may determine that, upon the occurrence of a change in control of the Company, all or a portion of certain outstanding Awards shall terminate within a specified number of days after notice to the holders, and each such holder shall receive an amount equal to the value of such Award on the date of the change in control, and with respect to each share of Common Stock subject to a Stock Option or SAR, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such change in control over the exercise price per share of such Stock Option or SAR. Such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its sole discretion, shall determine.

    13.3 ASSUMPTION OR SUBSTITUTION OF AWARDS. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its sole discretion, provide that an Award may be assumed by any entity which acquires control of the Company or may be substituted by a similar award under such entity's compensation plans.

    14.0  TERMINATION OF EMPLOYMENT IF PARTICIPANT IS AN EMPLOYEE

    14.1 TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY. Subject to any written agreement between the Company and a Participant, if a Participant's employment is terminated due to death or disability:

        (a) all non-Vested portions of Awards held by the Participant on the date of the Participant's death or the date of the termination of his or her employment, as the case may be, shall immediately be forfeited by such Participant as of such date; and

        (b) all Vested portions of Stock Options and SARs held by the Participant on the date of the Participant's death or the date of the termination of his or her employment, as the case may be, shall remain exercisable until the earlier of (i) the end of the 12-month period following the date of the Participant's death or the date of the termination of his or her employment, as the case may be, or (ii) the date the Stock Option or SAR would otherwise expire.

    14.2 TERMINATION OF EMPLOYMENT FOR CAUSE. Subject to any written agreement between the Company and a Participant, if a Participant's employment is terminated by the Company for cause, all Awards held by a Participant on the date of the termination of his or her employment for cause, whether Vested or non-Vested, shall immediately be forfeited by such Participant as of such date.

    14.3 OTHER TERMINATIONS OF EMPLOYMENT. Subject to any written agreement between the Company and a Participant, if a Participant's employment is terminated for any reason other than for cause or other than due to death or disability:

        (a) all non-Vested portions of Awards held by the Participant on the date of the termination of his or her employment shall immediately be forfeited by such Participant as of such date; and

        (b) all Vested portions of Stock Options and/or SARs held by the Participant on the date of the termination of his or her employment shall remain exercisable until the earlier of (i) the end of the 90-day period following the date of the termination of the Participant's employment or
    (ii) the date the Stock Option or SAR would otherwise expire.

    14.4 COMMITTEE DISCRETION. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its sole discretion, provide that:

        (a) any or all non-Vested portions of Stock Options and/or SARs held by the Participant on the date of the Participant's death and/or the date of the termination of his or her employment shall immediately become exercisable as of such date and, except with respect to ISOs, shall remain exercisable until a date that occurs on or prior to the date the Stock Option or SAR is scheduled to expire;

        (b) any or all Vested portions of Nonqualified Stock Options and/or SARs held by the Participant on the date of the Participant's death and/or the date of the termination of his or her employment shall remain exercisable until a date that occurs on or prior to the date the Stock Option or SAR is scheduled to expire; and/or

        (c) any or all non-Vested portions of Stock Awards, Stock Units, Performance Shares, Performance Units, and/or Cash Awards held by the Participant on the date of the Participant's death and/or the date of the termination of his or her employment shall immediately Vest or shall become Vested on a date that occurs on or prior to the date the Award is scheduled to vest.

    14.5  ISOS.  Notwithstanding anything contained in the Plan to the contrary,
(i) the provisions contained in this Section 14 shall be applied to an ISO only if the application of such provision maintains the treatment of such ISO as an ISO and (ii) the exercise period of an ISO in the event of a termination of the Participant's employment due to disability provided in Section 14.1 above shall be applied only if the Participant is "permanently and totally disabled" (as such term is defined in Code Section 22(e)(3)).

    15.0  TAXES

    15.1 WITHHOLDING TAXES. With respect to Employees, the Company, or the applicable Subsidiary, may require a Participant who has become vested in his or her Stock Award, Stock Unit, Performance Share or Performance Unit granted hereunder, or who exercises a Stock Option or SAR granted hereunder to reimburse the corporation which employs such Participant for any taxes required by any governmental regulatory authority to be withheld or otherwise deducted and paid by such corporation or entity in respect of the issuance or disposition of such shares or the payment of any amounts. In lieu thereof, the corporation or entity which employs such Participant shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation or entity to the Participant upon such terms and conditions as the Committee shall prescribe. The corporation or entity that employs such Participant may, in its discretion, hold the stock certificate to which such Participant is entitled upon the vesting of a Stock Award, Stock Unit, Performance Share or Performance Unit or the exercise of a Stock Option or SAR as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated.

    15.2 USE OF COMMON STOCK TO SATISFY WITHHOLDING OBLIGATION. With respect to Employees, at any time that the Company, Subsidiary or other entity that employs such Participant becomes subject to a withholding obligation under applicable law with respect to the vesting of a Stock Award, Stock Unit, Performance Share or Performance Unit or the exercise of a Nonqualified Stock Option (the "Tax Date"), except as set forth below, a holder of such Award may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by (i) directing the Company, Subsidiary or other entity that employs such Participant to withhold from shares issuable in the related vesting or exercise either a specified number of shares or shares of Common Stock having a specified value (in each case not in excess of the related personal tax liabilities), (ii) tendering shares of Common Stock previously issued pursuant to the exercise of a Stock Option or other shares of the Common Stock owned by the holder, or (iii) combining any or all of the foregoing Elections in any fashion. An Election shall be irrevocable. The withheld shares and other shares of Common Stock tendered in payment shall be valued at their Fair Market Value of the Common Stock on the Tax Date. The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate, including conditions or restrictions with respect to Section 16 of the Exchange Act.

    15.3 NO GUARANTEE OF TAX CONSEQUENCES. No person connected with the Plan in any capacity, including, but not limited to, the Company and any Subsidiary and their directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

    16.0  AMENDMENT AND TERMINATION

    16.1 TERMINATION OF PLAN. The Board may suspend or terminate the Plan at any time with or without prior notice; PROVIDED, HOWEVER, that no action authorized by this Section 16.1 shall reduce the amount of any outstanding Award or change the terms and conditions thereof without the Participant's consent.


    16.2 AMENDMENT OF PLAN. The Board may amend the Plan at any time with or without prior notice; PROVIDED, HOWEVER, that no action authorized by this
Section 16.2 shall reduce the amount of any outstanding Award or change the terms and conditions thereof without the Participant's consent. No amendment of the Plan shall, without the approval of the stockholders of the Company:


        (a) increase the total number of shares which may be issued under the Plan;


        (b) increase the maximum number of shares with respect to all Awards measured in Common Stock that may be granted to any individual under the Plan;


        (c) increase the maximum dollar amount that may be paid with respect to any single Award measured in cash; or

        (d) modify the requirements as to eligibility for Awards under the Plan.


    In addition, the Plan shall not be amended without the approval of such amendment by the Company's stockholders if such amendment (i) is required under the rules and regulations of the stock exchange or national market system on which the Common Stock is listed, or (ii) will disqualify any ISO granted hereunder.

    16.3 AMENDMENT OR CANCELLATION OF AWARD AGREEMENTS. The Committee may amend or modify any Award Agreement at any time by mutual agreement between the Committee and the Participant or such other persons as may then have an interest therein. In addition, by mutual agreement between the Committee and a Participant or such other persons as may then have an interest therein, Awards may be granted to an Employee, Nonemployee Director or Independent Contractor in substitution and exchange for, and in cancellation of, any Awards previously granted to such Employee, Nonemployee Director or Independent Contractor under the Plan, or any award previously granted to such Employee, Nonemployee Director or Independent Contractor under any other present or future plan of the Company or any present or future plan of an entity which (i) is purchased by the Company, (ii) purchases the Company, or (iii) merges into or with the Company.

    17.0  MISCELLANEOUS

    17.1 OTHER PROVISIONS. Awards granted under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines on the date of grant to be appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, to assist the Participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any Stock Option, for the acceleration of Vesting of Awards in the event of a change in control of the Company, for the payment of the value of Awards to Participants in the event of a change in control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the Participant's employment in addition to those specifically provided for under the Plan.

    17.2 TRANSFERABILITY. Each Award granted under the Plan to a Participant shall not be transferable otherwise than by will or the laws of descent and distribution, and Stock Options and SARs shall be exercisable, during the Participant's lifetime, only by the Participant. In the event of the death of a Participant, each Stock Option or SAR theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall, in its sole discretion, set forth in the Award Agreement on the date of grant and then only by the executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant's rights under the Stock Option or SAR shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee, in its sole discretion, may permit the transferability of a Stock Option (other than an ISO) by a Participant solely to members of the Participant's immediate family or trusts or family partnerships or other similar entities for the benefit of such persons, and subject to such terms, conditions, restrictions and/ or limitations, if any, as the Committee may establish and include in the Award Agreement.

    17.3 ELECTION TO DEFER COMPENSATION ATTRIBUTABLE TO AWARD. The Committee may, in its sole discretion, allow a Participant to elect to defer the receipt of any compensation attributable to an Award under guidelines and procedures to be established by the Committee after taking into account the advice of the Company's tax counsel.

    17.4 LISTING OF SHARES AND RELATED MATTERS. If at any time the Committee shall determine that the listing, registration or qualification of the shares of Common Stock subject to any Award on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of, or in connection with, the granting of an Award or the issuance of shares of Common Stock thereunder, such Award may not be exercised, distributed or paid out, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

    17.5 NO RIGHT, TITLE, OR INTEREST IN COMPANY ASSETS. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

    17.6 NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE OR TO GRANTS. The Participant's rights, if any, to continue to serve the Company as a director, officer, employee, independent contractor or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan, and the Company or the applicable Subsidiary reserves the right to terminate the employment of any Employee or the services of any Independent Contractor or director at any time. The adoption of the Plan shall not be deemed to give any Employee, Nonemployee Director, Independent Contractor or any other individual any right to be selected as a Participant or to be granted an Award.

    17.7 AWARDS SUBJECT TO FOREIGN LAWS. The Committee may grant Awards to individual Participants who are subject to the tax laws of nations other than the United States, and such Awards may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Awards by the appropriate foreign governmental entity; PROVIDED, HOWEVER, that no such Awards may be granted pursuant to this Section 16.6 and no action may be taken which would result in a violation of the Exchange Act or any other applicable law.

    17.8 GOVERNING LAW. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws, except as superseded by applicable federal law.

    17.9 OTHER BENEFITS. No Award granted under the Plan shall be considered compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary nor affect any benefits or compensation under any other benefit or compensation plan of the Company or any Subsidiary now or subsequently in effect.

    17.10 NO FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Common Stock, Stock Options, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                                                                      APPENDIX C

                                  AMENDMENT TO
                  INTEK 1988 KEY EMPLOYEE INCENTIVE STOCK PLAN

                                AMENDMENT NO. 1
                   TO THE 1988 INTEK DIVERSIFIED CORPORATION
                    KEY EMPLOYEE INCENTIVE STOCK OPTION PLAN

    This Amendment No. 1 (this "Amendment") to the 1988 INTEK Diversified Corporation Key Employee Incentive Stock Plan (the "Plan") is adopted by INTEK Diversified Corporation (the "Company") as of the 21st day of April, 1997, pursuant to the terms of Section 8.1 of the Plan.

                              W I T N E S S E T H:

    WHEREAS, the Plan was adopted by the Company, effective August 15, 1988;

    WHEREAS, pursuant to the Plan, the Board of Directors of the Company has the right to amend the Plan;

    WHEREAS, the Company desires to amend the Plan to revise certain provisions thereof;

    NOW, THEREFORE, the Company hereby amends the Plan, effective April 21, 1997, but subject to approval by the stockholders, as follows:

        1. Section 1.1 shall be amended to delete the word "Incentive" from the name of the Plan, so that the Plan shall be hereafter known as the "1988 INTEK Diversified Corporation Key Employee Stock Plan."

        2. Section 2.1(b) shall be deleted in its entirety and replaced with the following:

           "(b) "Code" shall mean the Internal Revenue Code of 1986, as amended, from time to time."

        3. Section 2.1(c) shall be deleted in its entirety and replaced with the following:

           "(c) "Committee" shall mean the Stock Option Committee of the Board."

        4. Section 2.1(h) shall be deleted in its entirety and replaced with the following:

           "(h) "Option" shall mean an option to purchase Common Stock granted pursuant to the Plan, which may be either an option that is intended to qualify as an "incentive stock option" under Section 422 of the Code (an "Incentive Stock Option") or an option that is not intended to so qualify (a "Nonqualified Option")."

        5. Section 6.2(a) shall be deleted in its entirety and replaced with the following:

           "(a) The Option Price of the Common Stock subject to the Option shall be determined by the Committee, but the Option price for an Incentive Stock Option shall not be less than the Fair Market Value of the Common Stock on the Date of Grant for all persons eligible to participate in the Plan, except persons described in Section 6.3; in the case of persons described in Section 6.3, the Option Price shall be not less than 110% of the Fair Market Value of the Common Stock on the Date of Grant."

        6. Section 6.10 shall be deleted in its entirety and replaced with the following:

           "6.10 RESTRICTIONS ON EXERCISE OF OPTIONS. An Incentive Stock Option granted under the Plan may not be exercised while there is outstanding any Incentive Stock Option which was granted, before the Date of Grant of such Incentive Stock Option, to such Optionee to purchase stock in the Company or in a corporation which, on the Date of Grant of the Option, is a parent or subsidiary corporation of the Company."

        7. Section 6.11 shall be deleted in its entirety and replaced with the following:

           "6.11 LIMIT ON OPTIONS TO ONE OPTIONEE. No Optionee shall be granted Options to purchase more than 400,000 shares of Common Stock during the term of the Plan, subject to adjustment as provided in Section 5.3."

    IN WITNESS WHEREOF, the Company, has caused this instrument to be executed by its duly authorized officer on the date first written above.

                                          INTEK DIVERSIFIED CORPORATION

                                          By: ______/s/ STEVEN L. WASSERMAN_____

                                               Steven L. Wasserman, SECRETARY

                                                                      APPENDIX D

                       TERMS OF SERIES A PREFERRED STOCK

                         INTEK DIVERSIFIED CORPORATION

                      CERTIFICATE OF DESIGNATIONS, POWERS,
                         PREFERENCES AND RIGHTS OF THE
                              SERIES A CONVERTIBLE
                        PREFERRED STOCK, $.001 PAR VALUE

                            ------------------------

                         PURSUANT TO SECTION 151 OF THE
                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

                            ------------------------

    INTEK DIVERSIFIED CORPORATION, a Delaware corporation (the "Corporation"), by its President, the undersigned, does hereby certify that the following resolution has been duly adopted by the Board of Directors of the Corporation:

        "Resolved, that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the "Board of Directors") by the provisions of the Certificate of Incorporation (the "Certificate of Incorporation") of the Corporation, there hereby is created, out of the 12,408 shares of Preferred Stock of the Corporation authorized in Article Fourth of its Certificate of Incorporation (the "Preferred Stock"), a series of 12,408 shares, which series shall have the following designations, powers, preferences, rights, qualifications, limitations and restrictions (in addition to the designations, powers, preferences, rights, qualifications, limitations and restrictions set forth in the Certificate of Incorporation which are applicable to the Preferred Stock).

    A.  DESIGNATION; NUMBER OF SHARES; STATED VALUE.

    The designation of said series of the Preferred Stock shall be Series A Convertible Preferred Stock (the "Series A Preferred Stock"). The number of shares of Series A Preferred Stock shall be 12,408. The liquidation value of the Series A Preferred Stock shall be $1,000.00 per share (the "Original Issue Price"). The shares of Series A Preferred Stock shall be issued as full shares and shall have a par value of $.001 per share.


    B. SENIOR RIGHT TO DIVIDENDS. The holders of Series A Preferred Stock shall be entitled to a cumulative annual dividend. Dividends shall accrue annually on the first business day of October of each year. Dividends shall accrue at the rate of eleven and one half (11 1/2%) percent of the Original Issue Price of $1,000.00 per share (that is, $115.00 per share per annum) and shall be cumulative. Subject to any limitations under the General Corporation Law of the State of Delaware ("GCL") and except as otherwise provided in Sections C and D below, dividend payments will be due upon the conversion or redemption of the Series A Preferred Stock or such earlier date as shall be declared by the Corporations Board of Directors. As used herein, the first "Dividend Year" shall be the period beginning on the date of original issuance of the particular shares of Series A Preferred Stock and ending on September 30, 1998, and the successive Dividend Years shall be the successive periods beginning October 1 and ending on September 30 of the next calendar year. Dividends may be paid in any year to holders of any "Junior Stock," subject to all of the preferential rights of the holders of any other Preferred Stock then outstanding, and only after the Corporation shall have paid or provided for the payment of dividends on all Series A Preferred Stock, including any amounts that may have been accrued but not declared or not paid for each Dividend Year from the date of issuance to and including the Dividend Year in question. The term "Junior Stock" shall mean shares of the Corporation's Common Stock and each series of Preferred Stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends or distribution of assets on liquidation, dissolution or winding up. Holders of Series A Preferred Stock shall not be entitled to any cash or other dividend other than as provided in this Section B.

    C. SENIOR RIGHTS IN DISSOLUTION AND DISTRIBUTION OF ASSETS. Upon liquidation, dissolution, or winding up of the Corporation, holders of Series A Preferred Stock shall be entitled to receive, on a pro rata basis, prior to any distribution to holders of any Junior Stock, a liquidation preference of $1,000.00 per share plus all dividends accrued but unpaid to the date such payment is made available to such holders of Series A Preferred Stock. Holders of Series A Preferred Stock shall not be entitled to any further payment as dividends in liquidation or otherwise. After payment to the holders of the Series A Preferred Stock, the holders of shares of Common Stock, subject to all of the preferential rights of the holders of the Preferred Stock, shall be entitled to receive, ratably, all remaining assets of the Corporation. A consolidation or merger of the Corporation with or into any other corporation or corporations shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this Section C.


    D. CONVERSION. The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

        1.  RIGHT TO CONVERT.


        (a) Each record holder of Series A Preferred Stock of the Corporation shall be entitled to convert the shares of Series A Preferred Stock held by such holder, at such holder's option, at any time the Market Price (defined below) equals or exceeds $6.00 for 20 consecutive trading days and in the manner specified in Section D (2) below, into that number of fully-paid and non-assessable shares of the Corporation's Common Stock determined as follows: Each share of Series A Preferred Stock so surrendered for conversion shall be converted into that number of shares of Common Stock derived by dividing (a) the Original Issue Price by (b) the "Conversion Rate". As used herein, the "Conversion Rate" shall be the average "Market Price" (defined below) of the Corporation's Common Stock for the twenty (20) consecutive trading days ending the day before the "Conversion Date" (as defined below); provided, however, that the minimum Conversion Rate shall be $6.00. Following any such conversion, the Corporation shall, as soon as reasonably practicable thereafter, make provisions for payment of any dividends accrued but unpaid, through the Conversion Date, on any shares of Series A Preferred Stock so surrendered, provided that such payment may be made, at the Corporation's sole election, in a number of shares of the Corporation's Common Stock determined in accordance with the provisions of this Section D(1).


        (b) "Market Price", when used with reference to shares of Common Stock or other securities on any date, shall mean the closing price per share of Common Stock or such other securities on such date and, when used with reference to shares of Common Stock or other securities for any period shall mean the average of the daily closing prices per share of Common Stock or such other securities for such period. If the Common Stock or such other securities are listed or admitted to trading on a national securities exchange, the closing price shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock or such other securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock or such other securities are listed or admitted to trading or, if the Common Stock or such other securities are not so listed on any national securities exchange, as reported in the transaction reporting system applicable to securities designated as a "national market system security" or "small cap market security" on NASDAQ. If the Common Stock or such other securities are not publicly held or so listed or designated, "Current Market Price" shall mean the Fair Market Value per share of Common Stock or of such other securities as determined in good faith by the Board of Directors of the Corporation based on an opinion of an independent investment banking firm with an established national reputation with respect to the valuation of securities.

        2.  MECHANICS OF CONVERSION.


        (a) In order to convert Preferred Stock into full shares of Common Stock, the holder shall (i) fax or otherwise deliver a copy of the fully executed notice of conversion in the form attached to the Preferred Stock Purchase Agreement between the Corporation and the initial registered holder of the Series A Preferred Stock ("Notice of Conversion") to the Corporation at the office of the Corporation and of its designated Transfer Agent for the Common Stock that the holder elects to convert the same, which notice shall specify the number of Preferred Shares to be converted, the applicable conversion price and a calculation of the number of shares of Common Stock issuable upon such conversion (together with a copy of the first page of each certificate to be converted) prior to Midnight, New York City time (the "Conversion Notice Deadline") on the date of conversion specified on the Notice of Conversion (the "Conversion Date") and (ii) surrender the original certificates representing the Preferred Shares being converted (the "Preferred Stock Certificates"), duly endorsed, along with a copy of the Notice of Conversion (together with the Preferred Stock Certificates, the "Conversion Documents") no later than Midnight, New York city time the next business day, to a common courier for either overnight or 2-day delivery to the office of the Corporation or the Transfer Agent for the Common Stock. The Corporation shall issue and deliver within three (3) business days after delivery to the Corporation of the facsimile copies of such Notice of Conversion and such Preferred Stock Certificates to such holder at the address of the holder on the books of the Corporation (or such other address as may be specified by such holder), a certificate or certificates for the number of shares of Common Stock issuable upon such conversion; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock unless either the original Preferred Stock Certificates have been received by the Corporation or its Transfer Agent, or the holder notifies the Corporation or its Transfer Agent, or the holder delivers to the Corporation an affidavit and indemnification to the effect that such certificates have been lost, stolen or destroyed.


        (b) The registered holder of Series A Preferred Stock may convert a portion of such shares. In the event of a partial conversion, the Corporation shall issue to the registered holder a new certificate representing the shares of Series A Preferred Stock which were not converted.

        3. RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.


        4. MANDATORY CONVERSION. At the Corporation's sole option, if the Market Price equals or exceeds $9.00 for 20 consecutive trading days, the Corporation may call each share of Series A Preferred Stock outstanding for conversion into Common Stock on such date at the Conversion Rate then in effect as provided in Section D(1) above.


        5. CORPORATE CHANGE. The Conversion Rate shall be appropriately adjusted to reflect, as deemed equitable and appropriate by the Board of Directors of the Corporation, any stock dividend, stock split or share combination of the Common Stock or any distribution of a material portion of the Corporation's assets to the holders of Common Stock. In the event of a merger, reorganization, recapitalization or similar event of or with respect to the Corporation (a "Corporate Change") (other than a Corporate Change in which the Corporation is the surviving entity or in which all or substantially all of the consideration received by the holders of the Corporation's capital stock upon such Corporate Change consists of cash or assets other than securities issued by the acquiring entity or any affiliate thereof), this Series A Preferred Stock shall be assumed by the acquiring entity and thereafter this Series A Preferred Stock shall be convertible into such class and type of securities as the holder would have received had the holder converted this Series A Preferred Stock immediately prior to such Corporate Change.

    E.  REDEMPTION.

        1.  REDEMPTION.

           (a) The Corporation may at any time or from time to time redeem Series A Preferred Stock in amounts of not less than 1,000 shares for $1,065 per share, plus accrued and unpaid dividends.


           (b) Subject to the GCL, the Corporation shall be bound to redeem all the Series A Preferred Stock in issue on June 30, 2003, for the Original Issue Price plus accrued and unpaid dividends.


        2. MECHANICS OF REDEMPTION. The following procedures shall apply to all redemptions of Series A Preferred Stock under Section E(1):

           (a) The Corporation shall send a notice of redemption (the "Redemption Notice") to each holder of record of shares to be redeemed by facsimile, with the original to follow by 2-day courier addressed to the holder at such holder's address appearing on the books of the Corporation or given by the holder to the Corporation for the purpose of notice, or if there is no such address, at the principal executive offices of the Corporation. The Redemption Notice shall include the date of redemption, the Redemption Price to be paid, the number of shares of Series A Preferred Stock to be redeemed, and the place at which the shareholders may obtain payment of the Redemption Price upon surrender of their share certificates.

           (b) If funds are legally available for such redemption on the date fixed in the Redemption Notice, then, whether or not the share certificates are surrendered for payment of the Redemption Price, the shares redeemed shall no longer be outstanding and the holders thereof shall cease to be shareholders of the Corporation with respect to the shares redeemed on and after the date fixed for redemption and shall be entitled only to receive the Redemption Price without interest upon surrender of the share certificate. If less than all of the shares represented by one certificate are to be redeemed, the Corporation shall issue a new share certificate for the shares not redeemed.

           (c) On the Redemption Date the Corporation shall be entitled and (upon delivery to the Corporation of the relevant share certificate) bound to redeem the shares of Series A Preferred Stock the subject of the notice, and shall on the Redemption Date pay to the holder thereof the amounts paid up or credited as paid up on such shares together with a sum equal to all arrears and accruals (if any) of the preferential dividend thereon irrespective of whether or not such dividend has been declared or earned or become due and payable, to be calculated down to and including the Redemption Date. Following such Redemption Date, the preferential dividend on any Series A Preferred Stock to be redeemed shall cease to accrue, except in relation to any such shares in respect of which payment of the redemption monies is not made (for whatever reason) on the Redemption Date, in which case the preferential dividend shall continue to accrue down to and including the actual date of payment in full of such redemption monies.

           (d) Certificates for shares of Series A Preferred Stock shall be deemed to have been canceled to the extent appropriate on the date on which payment is full is made of the redemption monies in respect of the shares to which the certificate relates. Following any redemption of part only of the shares of Series A Preferred Stock in issue, certificates (if any) which then relate to Series A Preferred Stock which have not been redeemed shall be delivered up to the Corporation and, subject only to such delivery up, the Corporation shall issue without payment new definitive certificates in respect of these Series A Preferred Shares which have not been redeemed.

           (e) If on the Redemption Date the Corporation is prohibited by law from redeeming all of the Series A Preferred Stock then required to be redeemed, it shall on such date redeem such number of the same as it may then lawfully redeem and shall redeem the balance as soon thereafter as it is not so prohibited. If the Corporation fails to make any partial redemption of the Series A Preferred Stock on any Redemption Date, then any subsequent redemptions of Series A Preferred Stock shall be deemed to be of those Series A Preferred Stock which first became due for redemption. In addition, in the event the Corporation is prohibited by law from redeeming, or otherwise unable to redeem, any of the Series A Preferred Stock then required to be redeemed the holder shall, in addition to the rights set forth in Section D above, have the option of converting the shares of Series A Preferred Stock not redeemed into shares of the Corporation's Common Stock. Each share of Series A Preferred Stock so surrendered for conversion shall be converted into that number of shares of Common Stock determined by dividing the original Issue Price by the average market price of the Corporation's Common Stock for the 20 consecutive trading days beginning on the Redemption Date.

           (f) All references to payment in this Article E.2. are exclusive of any associated tax credit.

    F. VOTING RIGHTS. Except as otherwise provided by the GCL, the holders of the Series A Preferred Stock shall have no voting power whatsoever, and no holder of Series A Preferred Stock shall vote or otherwise participate in any proceeding in which actions shall be taken by the Corporation or the shareholders thereof or be entitled to notification as to any meeting of the Board of Directors or the shareholders.

    To the extent that under the GCL the vote of the holders of the Series A Preferred Stock, voting separately as a class, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the outstanding shares of the Series A Preferred Stock shall constitute the approval of such action by the class. To the extent that under the GCL the holders of the Series A Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series A Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of stockholders as the date as of which the Conversion Rate is calculated. Holders of the Series A Preferred Stock shall be entitled to notice of all shareholder meetings or written consents with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's Bylaws and applicable statutes.

    G. PROTECTIVE PROVISIONS. So long as shares of Series A Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by voting or written consent, as provided by Delaware law) of the holders of at least 90% of the then outstanding shares of Series A Preferred Stock:

        1. alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock;

        2. create any new class or series of stock having a preference over the Series A Preferred Stock with respect to any dividends or distributions under any circumstances;

        3. do any act or thing not authorized or contemplated by this Designation which would result in taxation of the holders of shares of the Series A Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

    H. STATUS OF REDEEMED OR CONVERTED STOCK. In the event any shares of Series A Preferred Stock shall be converted pursuant to Section D hereof, the shares so converted shall be canceled, shall return to the status of authorized but unissued Preferred Stock of no designated class or series, and shall not be issuable by the Corporation as Series A Preferred Stock.

    I. PREFERENCE RIGHTS. Subject to Section G above, the Board of Directors of the Corporation shall not otherwise be prevented from issuing one or more series of preferred stock with such preferences as may be determined by the Board of Directors, in its discretion.

    DATED this    day of            , 1998.

                                          ______________________________________
                                                                  , CHAIRMAN AND
                                          CEO

                                          ______________________________________
                                                                  , SECRETARY

STATE OF
COUNTY OF                             SS:

    I,                 , a notary public, do hereby certify that on this
day of               , 19   , personally appeared before me                   ,
who being by me first duly sworn, declared that he is the
                        of                                , that he signed the
foregoing document as                of the corporation, and that the statements
therein contained are true.

                                          ______________________________________
                                                      Notary Public

                                 [INTEK LOGO]

                        INTEK DIVERSIFIED CORPORATION

                         ---------------------------
                         ---------------------------

                                    (LOGO)

                                     1998

                        INTEK DIVERSIFIED CORPORATION


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
          FEBRUARY 18, 1998

          The undersigned hereby appoints Robert J. Shiver and Steven L. Wasserman, and each of them, proxies, with power of substitution, to vote all shares of Common Stock of Intek Diversified
          Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Wednesday, February 18, 1998, at 10:00 a.m., local time, at The
          University Club, New York, New York, and at any adjournments of the Annual Meeting. The proxies have the authority to vote as directed on the reverse side of this card with the same effect as though the undersigned were present in person and voting. The proxies are further authorized in their discretion to vote upon such other business as may properly come before the Annual Meeting and any adjournments of the Annual Meeting. The undersigned revokes all proxies previously given to vote at the Annual Meeting.


     PLEASE INDICATE ON THE REVERSE SIDE OF THIS PROXY CARD HOW YOU WISH YOUR SHARES TO BE VOTED. UNLESS YOU INDICATE OTHERWISE, YOUR PROXY WILL VOTE "FOR" ALL OF THE PROPOSALS ON THE REVERSE SIDE OF THIS CARD. WE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS CARD.

          (IMPORTANT -- PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE OF THIS CARD)

                                  1998 PROXY


--------
   X
--------

PLEASE MARK YOUR
VOTE AS IN
THIS EXAMPLE.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS YOU DIRECT. IF YOU GIVE NO DIRECTION, WE WILL VOTE YOUR SHARES OF COMMON STOCK "FOR" ALL PROPOSALS.

                     ------------------------------------

               THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
               "FOR" ALL PROPOSALS.

                     ------------------------------------



1.   Elect Six Directors.

     THE NOMINEES ARE: Robert Kelly, Robert J. Shiver, John G. Simmonds, Steven L. Wasserman, Roger Wiggs and Michael Wilkinson.

     FOR all nominees              WITHHOLD AUTHORITY
     (except as indicated          to vote for all
     below)                        nominees

     (To withhold authority to vote for any individual nominee, write that nominee's name below)
          __________________________________

   2A Approve Amendment to Charter to Change     FOR      AGAINST     ABSTAIN
      Name to Intek Global Corporation

   2B Approve Amendment to Charter to            FOR      AGAINST     ABSTAIN
      Authorize Shares of Preferred Stock
      and Authority of Board of Directors to
      Issue the Preferred Stock

   2C Approve an Amendment to Charter to         FOR      AGAINST     ABSTAIN
      Effect a 1 for 2 Reverse Stock Split

   2D Approve an Amendment to Charter to         FOR      AGAINST     ABSTAIN
      Change the Voting Requirement for
      Stockholders' Action Taken Without a
      Meeting

    3 Approve 1997 Performance and Equity        FOR      AGAINST     ABSTAIN
      Incentive Plan

    4 Approve Amendment of 1988 Key Employee     FOR      AGAINST     ABSTAIN
      Incentive Stock Plan

    5 Ratify Selection of Arthur Andersen        FOR      AGAINST     ABSTAIN
      LLP as independent auditors for 1998


Signature___________________________         Date______________________

Signature___________________________         Date______________________


     IMPORTANT:     Please sign EXACTLY as your name(s) appears on this proxy
                    card. Joint owners should each sign. If you are signing as an executor, administrator, trustee, guardian, attorney or corporate officer, please give your full title.